UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811‑10339

Name of Fund:	BlackRock Municipal Income Trust (BFK)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal
Income Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 07/31/2023
Date of reporting period: 07/31/2023

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JULY 31, 2023

2023 Annual Report

BlackRock Investment Quality Municipal Trust, Inc. (BKN)
BlackRock Municipal Income Trust (BFK)
BlackRock MuniHoldings Fund, Inc. (MHD)
BlackRock MuniVest Fund II, Inc. (MVT)
BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review
Dear Shareholder,
Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.
Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.
While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2023
	6‑Month	12‑Month
U.S. large cap equities (S&P 500® Index)	13.52%	13.02%
U.S. small cap equities (Russell 2000® Index)	4.51	7.91
International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79
Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended July 31, 2023

Municipal Market Conditions
Municipal bonds posted positive total returns amid heightened volatility. Interest rates rose rapidly early in the period as the Fed continued its historic hiking cycle but became increasingly rangebound later in the reporting period as economic activity slowed, inflation expectations moderated, and the Fed tempered the magnitude and pace of its policy tightening. Strong credit fundamentals, bolstered by robust post-pandemic revenue growth and elevated fund balances, drove strong positive excess returns versus comparable U.S. Treasuries. Lower-rated investment grade credits and the 15-year part of the yield curve performed best.

During the 12-month period ended July 31, 2023, municipal bond funds experienced net outflows totaling $52 billion (based on data from the Investment Company Institute), transitioning from the largest outflow cycle on record in 2022 to mixed in 2023. At the same time, the market contended with just $324 billion in issuance, well below the $422 billion issued during the prior 12-months. However, elevated bid-wanted activity filled some of the gap as investors raised cash to meet redemptions, portfolio leverage was repositioned, and the Federal Deposit Insurance Corporation (“FDIC”) liquidated collapsed bank assets.
Bloomberg Municipal Bond Index(a) Total Returns as of July 31, 2023 6 months: 0.20% 12 months: 0.93%

A Closer Look at Yields

AAA Municipal Yield Curves
From July 31, 2022, to July 31, 2023, yields on AAA-rated 30-year municipal bonds increased by 62 basis points (“bps”) from 2.89% to 3.51%, ten-year yields increased by 36 bps from 2.21% to 2.57%, five-year yields increased by 86 bps from 1.80% to 2.66%, and two-year yields increased by 140 bps from 1.60% to 3.00% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 78 bps to a slope of 51 bps. Still, the curve remained relatively steep compared to the deeply inverted U.S. Treasury curve.

Outperformance throughout the period prompted historically rich valuations across the curve. Municipal-to-Treasury ratios tightened well through their 5-year averages led by short and intermediate maturities.

Financial Conditions of Municipal Issuers
Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and 2022. However, revenue collections through April 2023, particularly personal income tax receipts, have softened or declined in many states, such as California and New York. A slowing economy could cause more widespread declines in overall revenue collections. While the inflation rate has slowed, higher wages and interest rates in the post-Covid recovery will pressure state and local government costs. Nevertheless, overall credit fundamentals remain solid, particularly near-record reserve levels. Other sectors also exhibit strong credit fundamentals. Municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs. Rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from high inflation, but aid and demand in the service sector of the economy will continue to support operating results through 2023. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values.
The opinions expressed are those of BlackRock as of July 31, 2023 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

(a)
The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Investment Objective
BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Fund”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in securities rated investment grade at the time of investment. The Fund may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of July 31, 2023 ($ 11.75)(a)	4.03%
Tax Equivalent Yield(b)	6.81%
Current Monthly Distribution per Common Share(c)	$0.039500
Current Annualized Distribution per Common Share(c)	$0.474000
Leverage as of July 31, 2023(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.75	$14.61	(19.58)%	$16.19	$10.86
Net Asset Value	13.21	13.86	(4.69)	14.01	11.69
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

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Fund Summary as of July 31, 2023 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Performance
Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.06)%	1.76%	5.04%
Fund at Market Price(a)(b)	(15.67)	1.35	4.14

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.
Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with most of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.) Positions in bonds with 15- to 25-year maturities contributed, as well. With respect to credit tiers, A and BBB rated bonds were the largest contributors. Transportation and tax-backed were the best performing sectors.
On the negative side, positions in low-coupon bonds—particularly in the housing sector—detracted. Holdings in bonds with maturities of 25 years and longer also detracted, as did the Fund’s allocation to high yield bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	24.4%
County/City/Special District/School District	22.4
Health	11.3
Utilities	11.2
Corporate	9.1
Education	8.2
State	5.9
Tobacco	4.1
Housing	3.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	4.3%
AA/Aa	35.1
A	37.2
BBB/Baa	11.7
BB/Ba	3.3
B	1.4
N/R(e)	7.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	10.2%
2024	10.0
2025	3.4
2026	4.2
2027	12.8

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

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Fund Summary as of July 31, 2023	BlackRock Municipal Income Trust (BFK)

Investment Objective
BlackRock Municipal Income Trust’s (BFK) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of July 31, 2023 ($ 10.11)(a)	3.62%
Tax Equivalent Yield(b)	6.11%
Current Monthly Distribution per Common Share(c)	$0.030500
Current Annualized Distribution per Common Share(c)	$0.366000
Leverage as of July 31, 2023(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$10.11	$11.25	(10.13)%	$11.50	$9.06
Net Asset Value	11.66	12.18	(4.27)	12.28	10.23
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023 (continued)	BlackRock Municipal Income Trust (BFK)

Performance
Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.10)%	1.10%	4.25%
Fund at Market Price(a)(b)	(6.22)	(0.28)	3.17

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.
Positions in higher-quality, investment-grade securities that were purchased in the middle months of the period—after rates had risen—contributed to performance. (Duration is a measure of interest rate sensitivity.) The investment adviser’s decision to swap from lower-yielding holdings trading above their par value into discounted securities and those trading near par, which it believed had better appreciation potential, also contributed. Holdings in longer-duration securities further contributed given the outperformance for this market segment. Corporate-backed bonds—including pre-pay gas securities backed by money center banks—were the Fund’s largest sector weighting. This segment of the portfolio outperformed, largely as a result of its above-average yield.
The Fund’s holdings in deeply discounted, high yield bonds lagged the broader market. The Fund’s use of leverage also detracted from performance due to rising short-term borrowing costs.
The Fund continued to use U.S. Treasury futures in an effort to mitigate interest rate risk. This aspect of its strategy marginally contributed to results. The investment adviser reduced the extent of the risk-management strategy given that yields already have risen considerably over the past 18 months.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock Municipal Income Trust (BFK)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

County/City/Special District/School District	18.5%
Transportation	15.7
State	15.5
Corporate	13.3
Health	12.8
Utilities	10.8
Tobacco	8.1
Education	5.0
Housing	0.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	5.2%
AA/Aa	35.3
A	37.8
BBB/Baa	9.5
BB/Ba	4.3
B	1.0
N/R	6.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	8.5%
2024	9.4
2025	4.3
2026	4.3
2027	4.7

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD)

Investment Objective
BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of July 31, 2023 ($ 11.84)(a)	3.60%
Tax Equivalent Yield(b)	6.08%
Current Monthly Distribution per Common Share(c)	$0.035500
Current Annualized Distribution per Common Share(c)	$0.426000
Leverage as of July 31, 2023(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$11.84	$13.32	(11.11)%	$13.67	$10.73
Net Asset Value	13.62	14.35	(5.09)	14.47	12.09
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Performance
Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.82)%	0.92%	4.14%
Fund at Market Price(a)(b)	(7.12)	(0.76)	2.74

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.
Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with most of the contribution occurring in the first half of the period.
(Prices and yields move in opposite directions.) Positions in bonds with 15- to 25-year maturities contributed, as well. With respect to credit tiers, A and BBB rated bonds were the largest contributors. Transportation and tax-backed were the best performing sectors.
On the negative side, positions in low-coupon bonds—particularly in the housing sector—detracted. Holdings in bonds with maturities of 25 years and longer also detracted, as did the Fund’s allocation to high yield bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	26.0%
County/City/Special District/School District	15.2
Health	14.2
State	11.8
Corporate	10.2
Utilities	8.8
Education	7.6
Housing	3.4
Tobacco	2.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	2.6%
AA/Aa	37.4
A	37.8
BBB/Baa	8.8
BB/Ba	3.3
B	1.1
N/R(e)	9.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	8.9%
2024	6.4
2025	4.9
2026	4.1
2027	9.3

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Objective
BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of July 31, 2023 ($ 10.66)(a)	3.55%
Tax Equivalent Yield(b)	6.00%
Current Monthly Distribution per Common Share(c)	$0.031500
Current Annualized Distribution per Common Share(c)	$0.378000
Leverage as of July 31, 2023(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$10.66	$12.04	(11.46)%	$12.19	$9.54
Net Asset Value	12.36	12.91	(4.26)	13.01	10.77
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Performance
Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.14)%	1.20%	4.05%
Fund at Market Price(a)(b)	(7.65)	(0.65)	2.35

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.
The Fund’s use of U.S. Treasury futures to mitigate interest rate risk contributed to results. Security selection in the tobacco and transportation sectors also contributed positively, as did holdings in the 15- to 20-year maturity range. With respect to credit tiers, positions in A and BBB rated bonds helped performance.
The Fund’s use of leverage, which amplified the effect of falling prices, detracted from results. In addition, rising rates have increased the cost of using leverage. Positions in the five- to seven-year maturity range and bonds rated below investment grade also hurt performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	23.5%
Health	16.1
State	13.8
County/City/Special District/School District	12.2
Utilities	11.5
Corporate	9.5
Education	6.3
Tobacco	4.4
Housing	2.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	2.6%
AA/Aa	40.0
A	35.4
BBB/Baa	8.2
BB/Ba	3.0
B	1.9
N/R(e)	8.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	6.4%
2024	6.9
2025	4.5
2026	4.2
2027	6.0

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Objective
BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of July 31, 2023 ($ 10.17)(a)	4.13%
Tax Equivalent Yield(b)	6.98%
Current Monthly Distribution per Common Share(c)	$0.035000
Current Annualized Distribution per Common Share(c)	$0.420000
Leverage as of July 31, 2023(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/23	07/31/22	Change	High	Low

Closing Market Price	$10.17	$11.94	(14.82)%	$12.82	$9.38
Net Asset Value	11.71	12.30	(4.80)	12.39	10.44
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Performance
Returns for the period ended July 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(0.25)%	1.82%	4.43%
Fund at Market Price(a)(b)	(10.76)	1.28	3.70

National Customized Reference Benchmark(c)	0.82	1.98	N/A
Bloomberg Municipal Bond Index	0.93	1.87	2.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
Municipal bonds posted slightly positive returns in the annual period. Bond market performance, in general, was dampened by the combination of high inflation and continued interest rate increases by the Fed. However, the contribution from income outweighed the impact of falling prices.
Portfolio income was a large contributor to the Fund’s total return at a time of negative price performance. The Fund’s use of U.S. Treasury futures to manage interest rate risk added value in the rising-rate environment, with most of the contribution occurring in the first half of the period. (Prices and yields move in opposite directions.) Positions in bonds with 15- to 25-year maturities contributed, as well. With respect to credit tiers, A and BBB rated bonds were the largest contributors. Transportation and tax-backed were the best performing sectors.
On the negative side, positions in low-coupon bonds—particularly in the housing sector—detracted. Holdings in bonds with maturities of 25 years and longer also detracted, as did the Fund’s allocation to high yield bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2023 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments
Transportation	32.2%
County/City/Special District/School District	17.3
Health	15.7
State	8.2
Utilities	7.6
Corporate	7.3
Education	5.7
Housing	3.7
Tobacco	2.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments
AAA/Aaa	5.1%
AA/Aa	38.3
A	34.8
BBB/Baa	7.3
BB/Ba	1.9
B	0.4
N/R(e)	12.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2023	5.1%
2024	8.2
2025	6.9
2026	8.1
2027	9.9

(a)	Excludes short-term securities.
(b)
For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 5.0%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$1,195	$1,179,725
Series A, 4.00%, 12/01/52	1,935	1,887,859
Series A, 5.25%, 01/01/54	735	775,526
Series C-1, 5.25%, 02/01/53	1,160	1,214,927
Series F, 5.50%, 11/01/53	735	775,124
Black Belt Energy Gas District, Refunding RB, Series D-1, 5.50%, 06/01/49(a)(b)	760	800,057
Energy Southeast A Cooperative District, RB, Series A-1, 5.50%, 11/01/53(a)	2,745	2,950,131
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,265	1,286,561
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	670	719,130

		11,589,040

Arizona — 4.3%
Arizona Industrial Development Authority, Refunding RB(c)
Series A, 5.50%, 07/01/52	215	200,963
Series G, 5.00%, 07/01/47	430	384,179
City of Phoenix Civic Improvement Corp., ARB
Series B, AMT, Junior Lien, 5.00%, 07/01/44	910	949,487
Series B, AMT, Junior Lien, 5.00%, 07/01/49	1,405	1,451,067
Maricopa County Industrial Development Authority, RB, Series 2019F, 4.00%, 01/01/45	750	725,672
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,095	1,147,506
5.00%, 12/01/37	4,885	5,043,855

		9,902,729

Arkansas — 2.2%
Arkansas Development Finance Authority, RB AMT, 5.70%, 05/01/53	380	386,587
Series A, AMT, 4.50%, 09/01/49(c)	1,450	1,315,512
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	755	755,904
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,596,866

		5,054,869

California — 15.6%
ABC Unified School District, GO, Series C, (NPFGC), 0.00%, 08/01/33(d)	3,420	2,518,980
California Enterprise Development Authority, RB, 8.00%, 11/15/62(c)	335	328,129
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 4.00%, 11/01/45	3,330	3,330,766
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34(e)	1,500	1,529,840
City of Los Angeles Department of Airports, Refunding ARB, Series D, AMT, Subordinate, 4.00%, 05/15/51	1,940	1,848,094
CSCDA Community Improvement Authority, RB, M/F Housing(c)
4.00%, 10/01/56	105	86,611
4.00%, 12/01/56	200	141,863
Series A, 4.00%, 06/01/58	570	443,870
Senior Lien, 3.13%, 06/01/57	445	304,650
Series A, Senior Lien, 4.00%, 12/01/58	195	150,150
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(e)	2,475	2,886,964

Security	Par (000)	Value

California (continued)
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(d)	$12,000	$6,533,484
Palomar Community College District, GO
Series B, Convertible, 6.20%, 08/01/25(e)	4,000	4,613,296
Series B, Election 2006, 0.00%, 08/01/30(d)	2,270	1,852,352
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,305	1,229,169
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/27(e)(f)	4,200	4,746,685
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/46	425	450,664
Santa Cruz County Capital Financing Authority, RB, Series A, 4.00%, 06/01/45	2,510	2,501,100
State of California, Refunding GO, 4.00%, 10/01/44	510	511,498

		36,008,165

Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	725	785,604
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(c)	970	843,342
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	1,550	1,659,033
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/15/52	1,030	1,092,788

		4,380,767

Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	130	142,227
4.25%, 07/15/53	175	169,220

		311,447

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	455	487,791
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB, Series B, 2nd Lien, (AGM-CR), 0.00%, 10/01/40(d)	1,800	881,500

		1,369,291

Florida — 13.4%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,725	2,834,608
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(c)	100	85,610
City of Tampa Florida, RB, CAB(d)
Series A, 0.00%, 09/01/49	465	121,901
Series A, 0.00%, 09/01/53	500	105,743
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 4.00%, 10/01/49	770	716,599
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	775	811,304
County of Miami-Dade Florida, RB(d)
0.00%, 10/01/32	5,000	3,609,900
0.00%, 10/01/33	15,375	10,611,364
County of Miami-Dade Seaport Department, ARB, Series B, AMT, 6.00%, 10/01/23(f)	3,000	3,010,266

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/42	$325	$341,343
Series A, AMT, 5.00%, 10/01/47	540	563,355
Series A, AMT, 5.25%, 10/01/52	255	268,571
Series A-1, AMT, (AGM), 4.00%, 10/01/45	695	651,447
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/41	445	172,118
Series A-2, 0.00%, 10/01/42	595	216,959
Series A-2, 0.00%, 10/01/46	420	122,251
Series A-2, 0.00%, 10/01/47	680	188,245
Series A-2, 0.00%, 10/01/48	240	62,550
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	165	185,031
Escambia County Health Facilities Authority, Refunding RB, 5.00%, 08/15/38	1,200	1,225,840
Florida Development Finance Corp., RB, 6.50%, 06/30/57(c)	300	292,687
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/47	1,130	1,162,817
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/48	1,840	1,885,408
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,590	1,483,446
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(c)	195	197,406

		30,926,769

Georgia — 3.2%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	145	131,505
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(c)	175	156,772
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	780	715,066
Georgia Housing & Finance Authority, Refunding RB, 3.70%, 06/01/49	1,445	1,259,306
Georgia Ports Authority, ARB, 4.00%, 07/01/52	330	319,480
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	525	523,736
Series A, 5.00%, 05/15/49	205	202,974
Series A, 5.00%, 06/01/53(a)	1,820	1,889,617
Series C, 5.00%, 09/01/53(a)	1,005	1,057,193
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	310	321,797
Series A, 5.00%, 01/01/59	770	776,630

		7,354,076

Hawaii — 1.6%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	925	947,246
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	2,770	2,709,783

		3,657,029

Idaho — 1.3%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	3,000	3,027,423

Illinois — 9.5%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,247,072
Series D, 5.00%, 12/01/46	1,635	1,603,000

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO (continued)
Series H, 5.00%, 12/01/36	$375	$381,161
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	550	553,927
Series C, 5.00%, 12/01/34	370	379,679
Series D, 5.00%, 12/01/26	675	684,655
Chicago Midway International Airport, Refunding RB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,900	1,905,503
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	2,400	2,399,376
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	620	645,530
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	4,205	4,590,746
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	470	510,164
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/45	945	961,889
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	100	100,236
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	820	800,302
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	590	598,969
State of Illinois, GO
5.00%, 02/01/39	1,000	1,001,626
5.50%, 05/01/39	1,610	1,743,709
Series A, 5.00%, 04/01/38	200	200,049
Series D, 5.00%, 11/01/27	1,585	1,684,983

		21,992,576

Indiana — 0.2%
Indianapolis Local Public Improvement Bond Bank, RB
5.25%, 02/01/48	220	244,217
4.13%, 02/01/52	235	225,666

		469,883

Kentucky — 6.1%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(c)	135	129,118
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,000	2,088,902
Kentucky Economic Development Finance Authority, Refunding RB, CAB, Series B, (NPFGC), 0.00%, 10/01/23(d)	8,500	8,450,802
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	470	460,666
Kentucky Public Transportation Infrastructure Authority, RB, CAB(e)
Series C, Convertible, 6.45%, 07/01/34	1,000	1,207,667
Series C, Convertible, 6.60%, 07/01/39	1,395	1,636,306

		13,973,461

Louisiana — 1.3%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(f)	1,790	1,811,109
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	995	1,066,896

		2,878,005

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 0.5%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	$260	$260,454
5.25%, 07/01/44	260	254,990
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/55	705	727,173

		1,242,617

Massachusetts — 3.2%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Sustainability Bonds, 5.00%, 06/01/50	3,025	3,276,677
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	910,204
Series A, 5.00%, 01/01/47	1,010	1,011,426
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,230,368
5.00%, 04/15/40	600	601,694
Series A, 4.00%, 06/01/29(f)	235	252,032
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	35	30,632

		7,313,033

Michigan — 3.3%
Michigan Finance Authority, RB
4.00%, 02/15/50	1,040	973,480
4.00%, 02/15/44	420	402,118
Series A, 4.00%, 11/15/50	295	276,790
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	900	846,482
Michigan State Housing Development Authority, RB, S/F Housing
Series B, 2.95%, 12/01/39	375	311,433
Series D, 5.10%, 12/01/37	1,560	1,656,772
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,705	1,725,226
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	1,400	1,364,539

		7,556,840

Minnesota — 1.7%
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	700	631,007
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,644,475
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(c)	305	290,542
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	460	471,864
Minnesota Higher Education Facilities Authority, RB
Series 8-K, 4.00%, 03/01/43	615	526,634
Series A, 5.00%, 10/01/47	390	413,653

		3,978,175

Missouri — 1.9%
Health & Educational Facilities Authority of the State of Missouri, RB
Series A, 5.00%, 06/01/42	860	899,335
Series A, 5.00%, 06/01/47	1,230	1,277,453

Security	Par (000)	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, RB (continued)
Series C-2, 5.00%, 10/01/34	$1,500	$1,504,125
Kansas City Industrial Development Authority, ARB, Series B, AMT, 5.00%, 03/01/39	575	604,944

		4,285,857

Nebraska — 0.3%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	600	609,809

Nevada — 0.7%
County of Clark Department of Aviation, Refunding RB, Series A‑2, Sub Lien, 4.25%, 07/01/36	1,500	1,519,699
State of Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37	125	125,680

		1,645,379

New Hampshire(c) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	505	438,277
Series C, AMT, 4.88%, 11/01/42	220	197,192

		635,469

New Jersey — 7.2%
Camden County Improvement Authority, RB, 6.00%, 06/15/62	165	171,206
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(g)(h)	1,510	15,508
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	990	999,814
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/27(f)	160	172,886
AMT, (AGM), 5.13%, 07/01/42	300	301,003
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	765	754,071
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/38	290	294,275
Series AA, 4.00%, 06/15/40	820	804,300
Series AA, 5.00%, 06/15/45	1,350	1,365,410
Series AA, 5.00%, 06/15/46	600	611,337
Series AA, 4.00%, 06/15/50	1,440	1,372,068
Series AA, 5.00%, 06/15/50	640	680,887
Series BB, 4.00%, 06/15/50	1,200	1,142,702
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	1,600	958,714
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 12/15/36	240	256,618
Series A, 5.00%, 06/15/37	480	534,452
Series A, 5.25%, 06/15/42	190	211,264
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	790	794,759
Series A, 4.00%, 01/01/48	790	780,576
Tobacco Settlement Financing Corp., Refunding RB, Sub‑Series B, 5.00%, 06/01/46	4,260	4,252,153

		16,474,003

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 15.3%
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	$1,600	$1,618,939
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,710,025
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/29	765	798,753
Series C-1, 4.75%, 11/15/45	1,700	1,724,305
Series C-1, 5.00%, 11/15/50	550	566,215
Series C-1, 5.25%, 11/15/55	810	846,184
Series C-1, 5.00%, 11/15/56	320	324,772
New York City Housing Development Corp., RB, M/F Housing, Sustainability Bonds, 4.80%, 02/01/53	540	546,671
New York City Municipal Water Finance Authority, RB, Series GG, 4.00%, 06/15/50	4,500	4,381,889
New York City Municipal Water Finance Authority, Refunding RB, Series BB, 4.00%, 06/15/47	6,000	5,924,190
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	1,570	1,569,669
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/44	215	233,980
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(c)	1,400	1,400,381
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	790,714
New York Liberty Development Corp., Refunding RB
Series A, 2.88%, 11/15/46	745	544,612
Series A, (BAM-TCRS), 3.00%, 11/15/51	1,785	1,318,983
Series A, 3.00%, 11/15/51	920	667,700
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	1,810	1,764,317
Series A, 4.00%, 11/15/55	205	199,106
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/36	400	427,125
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	945	989,452
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,395	1,288,350
Port Authority of New York & New Jersey, Refunding ARB
AMT, 5.00%, 01/15/52	1,815	1,907,957
186th Series, AMT, 5.00%, 10/15/36	250	254,697
Series 197, AMT, 5.00%, 11/15/35	220	230,669
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	2,105	2,074,124
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	1,166,125

		35,269,904

North Carolina — 0.6%
Greater Asheville Regional Airport Authority, ARB, AMT, (AGM), 5.25%, 07/01/48	1,220	1,309,149

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,665	3,412,844
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	3,000	2,999,331

Security	Par (000)	Value

Ohio (continued)
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/24(f)	$1,065	$1,074,805
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(c)	250	229,295
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	20	20,370

		7,736,645

Oklahoma — 1.0%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/36	800	832,458
5.00%, 10/01/39	280	287,086
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	500	496,171
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	410,377
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	315	309,449

		2,335,541

Oregon — 2.6%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	577,744
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	2,485	2,523,458
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	2,625	2,905,072

		6,006,274

Pennsylvania — 9.9%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	875	905,646
Delaware River Port Authority, RB, 4.50%, 01/01/24(f)	2,000	2,009,248
Mckeesport Area School District, Refunding GO, (FGIC, SAW), 0.00%, 10/01/31(d)(i)	500	388,615
Montgomery County Higher Education and Health Authority, Refunding RB, Class B, 5.00%, 05/01/57	1,200	1,246,803
Pennsylvania Economic Development Financing
Authority, RB
AMT, 5.00%, 12/31/38	1,610	1,627,612
AMT, 5.50%, 06/30/41	810	898,455
AMT, 5.75%, 06/30/48	700	776,147
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	810,254
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	155	117,627
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, 5.00%, 10/01/50	370	382,695
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	3,270	3,166,711
Pennsylvania Turnpike Commission, RB, Sub-Series A-1, Subordinate, 5.00%, 12/01/41	2,650	2,717,721
Pennsylvania Turnpike Commission, Refunding RB, Series C, 5.00%, 12/01/39	850	868,965
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	2,000	2,045,458

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	$800	$827,332
State Public School Building Authority, Refunding RB, Series A, (SAW), 5.00%, 06/01/34	3,825	4,054,672

		22,843,961

Puerto Rico — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,505,202
Series A-1, Restructured, 5.00%, 07/01/58	5,324	5,194,488
Series A-2, Restructured, 4.78%, 07/01/58	1,459	1,372,808
Series A-2, Restructured, 4.33%, 07/01/40	861	814,354
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	4,770	1,344,744

		10,231,596

Rhode Island — 1.8%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, 3.75%, 05/15/32	1,845	1,897,088
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,205	1,147,701
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	1,000	1,000,353

		4,045,142

South Carolina — 3.2%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(c)	755	633,903
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	1,895	1,947,022
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	2,110	1,942,485
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/55	2,500	2,276,992
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, 4.35%, 07/01/47	420	403,041
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	100	101,473

		7,304,916

Tennessee — 3.9%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	877,264
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.00%, 10/01/45	1,000	961,926
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/52	910	956,906
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	950	1,009,287
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	3,175	3,295,952
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	1,845	1,899,501

		9,000,836

Texas — 16.0%
Arlington Higher Education Finance Corp., RB(c)
7.50%, 04/01/62	380	372,661
7.88%, 11/01/62	330	337,334

Security	Par (000)	Value

Texas (continued)
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	$1,970	$1,998,565
Series C, 5.00%, 08/15/42	2,030	2,051,510
City of Austin Texas Airport System Revenue, RB, AMT, 5.00%, 11/15/52	410	430,919
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series A, AMT, 4.00%, 07/01/40	475	470,704
Sub-Series A, AMT, 4.00%, 07/01/48	400	374,752
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%%, 07/01/48	550	594,135
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	1,325	1,496,545
Cypress-Fairbanks Independent School District, GO, (PSF), 4.00%, 02/15/48	210	203,919
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48(b)	555	609,789
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	450	436,006
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	2,175	2,081,140
Harris County-Houston Sports Authority, Refunding RB, Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38(d)	5,000	2,193,120
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(d)(f)	6,000	3,478,675
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(f)	16,780	8,531,825
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	930,383
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	1,410	1,409,484
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,075	1,145,571
Series A, 4.00%, 07/01/53	465	426,565
Series A, 5.00%, 07/01/53	575	612,380
Series B, 5.00%, 07/01/36	565	598,312
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	195	195,120
Series A, (GNMA), 3.75%, 09/01/49	320	300,017
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,315	1,372,143
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,480	2,492,985
Texas Transportation Commission State Highway 249 System, RB, CAB(d)
0.00%, 08/01/35	420	241,123
0.00%, 08/01/36	235	125,832
0.00%, 08/01/37	305	152,563
0.00%, 08/01/38	315	147,768
0.00%, 08/01/44	1,370	457,116
0.00%, 08/01/45	1,800	569,707

		36,838,668

Utah — 0.7%
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.25%, 07/01/48(b)	300	322,654
Utah Charter School Finance Authority, Refunding RB 5.25%, 06/15/37(c)	205	196,945

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
Utah Charter School Finance Authority, Refunding RB (continued)
(UT CSCE), 4.00%, 04/15/42	$600	$583,545
5.38%, 06/15/48(c)	260	239,526
Utah Housing Corp., RB, S/F Housing, Series D2, Class III, 4.00%, 01/01/36	245	242,629

		1,585,299

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	290	290,410

Virginia — 0.8%
Ballston Quarter Community Development Authority, TA, Series A, AMT, 5.38%, 03/01/36	735	588,313
Roanoke Economic Development Authority, Refunding RB, 3.00%, 07/01/45	460	359,942
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	968,828

		1,917,083

Washington — 0.3%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	625	641,707

Wisconsin — 1.5%
Public Finance Authority, RB
Class A, 6.00%, 06/15/52	125	113,758
Class A, 6.13%, 06/15/57	140	128,498
Series A, 5.00%, 06/01/36(c)	100	95,992
Series A, 5.00%, 10/15/50(c)	875	742,707
Series A, 5.00%, 06/01/51(c)	320	277,847
Series A, 5.00%, 06/01/61(c)	405	340,718
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	375,082
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, 1.95%, 09/01/32	110	94,035
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,352,693

		3,521,330

Total Municipal Bonds — 150.9% (Cost: $339,333,183)		347,515,173

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

District of Columbia — 0.9%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	2,102	2,031,255

Illinois — 0.8%
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,711	1,820,864

Michigan — 0.8%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,148	1,973,890

New York — 2.1%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,506	1,469,790

Security	Par (000)	Value

New York (continued)
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	$1,590	$1,579,363
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,740	1,866,595

		4,915,748

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	2,840	2,715,209

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.8% (Cost: $13,457,692)		13,456,966

Total Long-Term Investments — 156.7% (Cost: $352,790,875)		360,972,139

	Shares

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class,
3.57%(k)(l)	755,448	755,448

Total Short-Term Securities — 0.3% (Cost: $755,421)		755,448

Total Investments — 157.0% (Cost: $353,546,296)		361,727,587
Other Assets Less Liabilities — 0.6%		1,434,120
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.0)%		(6,884,328)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.6)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$230,377,379

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step‑down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$925,909	$—	$(173,716	)(a)	$3,422	$(167)	$755,448	755,448	$70,449	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	32	09/20/23	$3,567	$(10,546)
U.S. Long Bond	28	09/20/23	3,490	(15,196)
5-Year U.S. Treasury Note	25	09/29/23	2,672	(6,478)

				$(32,220)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$32,220	$—	$32,220

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,683,613	$—	$1,683,613

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,498,603	$—	$1,498,603

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$23,289,689

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$347,515,173	$—	$347,515,173
Municipal Bonds Transferred to Tender Option Bond Trusts	—	13,456,966	—	13,456,966

Short-Term Securities
Money Market Funds	755,448	—	—	755,448

	$755,448	$360,972,139	$—	$361,727,587

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(32,220)	$—	$—	$(32,220)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(6,818,841)	$—	$(6,818,841)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(132,718,841)	$—	$(132,718,841)

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 9.9%
Black Belt Energy Gas District, RB, Series F, 5.50%, 11/01/53(a)	$795	$838,399
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	1,555	1,576,265
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	2,275	2,311,648
Series D, Sub Lien, 6.00%, 10/01/42	5,740	6,042,045
Series D, Sub Lien, 7.00%, 10/01/51	1,765	1,858,386
Energy Southeast A Cooperative District, RB, Series A-1, 5.50%, 11/01/53(a)	5,000	5,373,645
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,145,963
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 4.00%, 11/01/51	5,850	5,762,349
Series A, 5.25%, 01/01/54	14,000	14,857,038
Series A-1, 5.50%, 01/01/53	1,345	1,443,626
Series B, 4.00%, 12/01/51	9,000	8,871,129

		51,080,493

Arizona — 5.8%
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 4.00%, 07/01/37	750	748,383
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	3,400	3,133,328
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/44	5,710	5,550,622
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/41	2,500	2,531,345
Salt Verde Financial Corp., RB
5.00%, 12/01/32	10,030	10,510,949
5.00%, 12/01/37	7,460	7,702,592

		30,177,219

Arkansas — 4.1%
Arkansas Development Finance Authority, RB
AMT, 5.70%, 05/01/53	855	869,820
Series A, AMT, 4.75%, 09/01/49(b)	4,665	4,444,938
City of Springdale Arkansas Sales & Use Tax Revenue, RB(c)
Series B, (BAM), 4.13%, 08/01/47	9,465	9,227,694
Series B, (BAM), 4.13%, 08/01/50	1,500	1,444,513
University of Arkansas, RB, Series A, 5.00%, 04/01/47	5,000	5,453,380

		21,440,345

California — 8.7%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	250	248,849
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	750	734,618
California Health Facilities Financing Authority, Refunding RB, (BAM-TCRS), 4.00%, 08/15/48	1,200	1,197,248
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	290	291,010
Series A, 5.25%, 08/15/49	715	716,745
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	2,970	2,970,419
City of Los Angeles Department of Airports, ARB Series A, AMT, 4.00%, 05/15/42	2,685	2,640,566

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, ARB (continued)
Series A, AMT, 5.25%, 05/15/48	$3,395	$3,561,409
Series B, Subordinate, 5.00%, 05/15/49	1,285	1,376,698
City of Los Angeles Department of Airports, Refunding ARB, AMT, Subordinate, 5.00%, 05/15/46	2,325	2,469,224
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 12/01/56	330	234,074
Senior Lien, 3.13%, 06/01/57	1,155	790,720
Series A, Senior Lien, 4.00%, 12/01/58	585	450,450
Riverside County Transportation Commission, RB, CAB(d)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,278,650
Series B, Senior Lien, 0.00%, 06/01/42	6,000	2,586,582
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,048,175
San Marcos Unified School District, GO, CAB(d)
Series B, Election 2010, 0.00%, 08/01/34	3,500	2,487,499
Series B, Election 2010, 0.00%, 08/01/36	4,000	2,543,556
Sanger Unified School District, GO, Series A, Election 2016, (BAM), 4.00%, 08/01/45	4,150	4,128,669
Southwestern Community College District, GO, Series A, AMT, 4.00%, 08/01/47	7,515	7,329,372
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(e)	690	693,411
Walnut Creek Elementary School District Contra Costa County, GO, Series A, 4.00%, 09/01/48	3,475	3,424,293

		45,202,237

Colorado — 4.4%
Board of Governors of Colorado State University System, Refunding RB, Series C, 4.00%, 03/01/47	4,065	4,001,285
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.50%, 11/15/53	3,420	3,705,881
Series D, AMT, 5.75%, 11/15/45	835	941,086
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 11/15/47	2,000	2,098,586
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	340	363,917
5.25%, 11/01/52	710	753,654
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	3,000	3,102,957
Series B, 4.00%, 01/01/40	3,265	3,260,089
University of Colorado, RB, Series A, 4.00%, 06/01/48(c)	4,900	4,776,520

		23,003,975

Delaware — 1.2%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	2,935	2,855,364
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	3,535	3,347,670

		6,203,034

District of Columbia — 7.7%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	22,365	22,951,589
District of Columbia, Refunding GO, Series D, 4.00%, 02/01/46	5,895	5,894,016

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
District of Columbia, Refunding RB, 5.00%, 10/01/48	$4,590	$4,710,648
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 4.00%, 10/01/39	765	755,255
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	3,625	3,418,621
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 4.00%, 07/15/46	2,370	2,334,400

		40,064,529

Florida — 0.6%
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	940	990,026
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	210	199,518
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(f)(g)	3,158	2,001,047

		3,190,591

Georgia — 4.4%
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,085	1,107,580
Series A, 5.00%, 05/15/38	600	607,649
Series A, 5.00%, 05/15/49	1,990	1,970,331
Series A, 5.00%, 06/01/53(a)	4,275	4,438,523
Series B, 5.00%, 12/01/52(a)	8,580	8,872,338
Series C, 5.00%, 09/01/53(a)	5,455	5,738,294

		22,734,715

Illinois — 10.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,065	1,056,877
Series C, 5.25%, 12/01/35	2,905	2,933,396
Series D, 5.00%, 12/01/46	3,805	3,730,532
Series H, 5.00%, 12/01/36	920	935,114
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,280	1,289,139
Series D, 5.00%, 12/01/25	1,650	1,661,781
Series G, 5.00%, 12/01/34	915	938,936
Chicago Transit Authority Sales Tax Receipts Fund, RB, (AGM), 5.00%, 12/01/44	1,450	1,471,956
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,525	1,531,028
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	475	449,244
Series A, 5.00%, 02/15/50	265	247,039
Illinois Finance Authority, Refunding RB
Series A, 5.25%, 05/15/48	3,330	3,716,753
Series C, 4.00%, 02/15/41	2,675	2,661,368
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	3,035	2,962,093
State of Illinois, GO 5.00%, 02/01/39	2,990	2,994,862
Series A, 5.00%, 04/01/38	9,030	9,032,203
State of Illinois, Refunding GO Series A, 5.00%, 10/01/30	10,400	11,184,836

Security	Par (000)	Value

Illinois (continued)
State of Illinois, Refunding GO (continued)
Series B, 5.00%, 10/01/28	$1,965	$2,115,629
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,910	1,933,560

		52,846,346

Indiana — 2.3%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,525	1,538,410
AMT, 7.00%, 01/01/44	3,680	3,711,552
Indiana Finance Authority, Refunding RB, Series A, 4.00%, 02/01/37	4,360	4,380,810
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series A, 5.00%, 02/01/44	2,010	2,129,657

		11,760,429

Kentucky — 0.5%
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(h)	2,325	2,719,522

Louisiana — 0.2%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	805	806,160

Maryland — 1.1%
Washington Suburban Sanitary Commission, RB, (GTD), 4.00%, 06/01/46	5,740	5,740,121

Massachusetts — 2.9%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	2,620	2,870,252
Series C, 5.00%, 10/01/52	2,715	2,949,739
Massachusetts Development Finance Agency, RB, 5.00%, 12/01/46	6,750	6,918,500
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	2,245	2,368,426

		15,106,917

Michigan — 8.8%
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,075	1,166,031
Series B, 2nd Lien, 5.50%, 07/01/52	2,530	2,770,727
Series A, Senior Lien, 5.25%, 07/01/52	2,530	2,701,782
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	2,530	2,736,238
Series B, Senior Lien, 5.50%, 07/01/52	2,530	2,773,156
Michigan Finance Authority, RB
5.00%, 11/01/43	2,400	2,533,841
4.00%, 02/15/50	4,530	4,240,252
4.00%, 02/15/44	1,640	1,570,175
Series A, 5.00%, 11/15/48	10,650	11,027,787
Michigan Finance Authority, Refunding RB
5.00%, 11/15/41	5,785	5,927,103
Series A, 4.00%, 12/01/49	2,960	2,774,964
Michigan State Building Authority, Refunding RB, Series II, 4.00%, 10/15/47(c)	3,125	3,028,722
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	2,120	2,145,150

		45,395,928

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.2%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	$2,030	$1,899,483
Series A, 5.25%, 02/15/53	1,120	1,140,971
Series A, 5.25%, 02/15/58	2,940	2,994,722

		6,035,176

Missouri — 0.5%
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	2,560	2,618,388

Nebraska — 2.4%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	4,110	4,261,462
Omaha Public Power District, RB, Series A, (AGM-CR), 4.00%, 02/01/51	8,425	8,096,248

		12,357,710

New Hampshire(b) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,055	2,651,358
Series C, AMT, 4.88%, 11/01/42	1,585	1,420,680

		4,072,038

New Jersey — 13.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,280	3,312,725
5.25%, 11/01/44	2,980	2,995,380
Metuchen School District, GO, 4.00%, 07/15/49	875	858,730
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(f)(g)	3,680	37,794
New Jersey Economic Development Authority, ARB, Series B, AMT, 5.63%, 11/15/30	2,035	2,055,173
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	3,415	3,758,344
Series EEE, 5.00%, 06/15/48	11,690	12,275,388
AMT, 5.38%, 01/01/43	2,285	2,290,422
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	6,690	6,880,370
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/38	4,000	4,218,424
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,455	2,419,925
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,485	2,560,189
New Jersey Transportation Trust Fund Authority, RB
Series AA, 4.00%, 06/15/50	3,170	3,020,455
Series S, 5.00%, 06/15/46	2,800	2,942,834
South Jersey Port Corp., ARB, Series A, 5.00%, 01/01/49	2,000	2,049,706
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	6,470	6,747,130
Sub-Series B, 5.00%, 06/01/46	10,900	10,879,922

		69,302,911

New York — 16.6%
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,640	4,691,527
Series B, 5.25%, 11/15/39	1,650	1,668,346

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	$3,210	$3,255,893
Series C-1, 5.00%, 11/15/50	1,040	1,070,661
Series C-1, 5.25%, 11/15/55	1,545	1,614,018
New York City Municipal Water Finance Authority, RB, Series CC-1, Subordinate, 5.00%, 06/15/51	4,350	4,696,599
New York City Municipal Water Finance Authority, Refunding RB, Series BB-1, 4.00%, 06/15/45	1,485	1,463,191
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	810	811,000
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,200	3,200,871
New York Counties Tobacco Trust VI, Refunding RB, Series A-2B, 5.00%, 06/01/45	9,395	8,894,444
New York Liberty Development Corp., Refunding RB
Class 2, 5.38%, 11/15/40(b)	1,655	1,661,162
Series 1, 5.00%, 11/15/44(b)	7,830	7,641,767
Series A, 3.00%, 11/15/51	3,570	2,590,967
New York State Dormitory Authority, RB, Series A, 4.00%, 03/15/47	1,475	1,447,525
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	2,190	2,159,121
Series A, 4.00%, 03/15/47	7,555	7,411,281
Series D, 5.00%, 02/15/48	6,590	7,069,324
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,155	12,927,800
New York State Urban Development Corp., Refunding RB, Series E, 4.00%, 03/15/46	5,865	5,729,994
New York Transportation Development Corp., ARB, Series A, AMT, 5.00%, 07/01/46	1,165	1,168,185
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	2,125	2,224,958
Port Authority of New York & New Jersey, Refunding ARB, Series 189, 5.00%, 05/01/45	1,150	1,173,614
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,546	1,552,557

		86,124,805

Ohio — 3.9%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, 4.00%, 06/01/48	1,685	1,547,617
Series B-2, Class 2, 5.00%, 06/01/55	6,925	6,448,553
County of Franklin Ohio, RB
5.00%, 05/15/40	900	920,784
Series A, 4.00%, 12/01/44	1,015	988,321
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	1,080	1,244,565
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	680	623,683
Ohio Higher Educational Facility Commission, Refunding RB, 4.00%, 12/01/44	3,410	3,340,310
State of Ohio, RB
4.00%, 01/01/46	1,145	1,108,552
AMT, 5.00%, 06/30/53	1,585	1,588,611
State of Ohio, Refunding RB, 4.00%, 01/15/40	2,455	2,382,160

		20,193,156

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma — 1.1%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	$1,735	$1,721,713
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,065	3,971,863

		5,693,576

Oregon — 2.7%
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	12,705	14,060,547

Pennsylvania — 3.1%
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,025	931,225
Series A, 5.00%, 09/01/48	715	732,307
Series A, 4.00%, 09/01/49	1,135	1,036,672
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,660	1,668,952
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	2,195	2,117,707
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,186,308
Pennsylvania Turnpike Commission, Refunding RB
Series A-1, 5.00%, 12/01/45	3,000	3,057,615
Series C, 4.00%, 12/01/51	4,320	4,148,531

		15,879,317

Puerto Rico — 5.3%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	2,810	2,999,476
Series A-1, Restructured, 5.75%, 07/01/31	2,536	2,762,568
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,044	3,821,115
Series A-1, Restructured, 5.00%, 07/01/58	10,387	10,134,326
Series A-2, Restructured, 4.78%, 07/01/58	3,325	3,128,572
Series A-2, Restructured, 4.33%, 07/01/40	1,950	1,844,355
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	10,165	2,865,686

		27,556,098

Rhode Island — 0.3%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/35	1,450	1,459,216

South Carolina — 1.4%
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	3,690	3,533,426
Series A, 5.00%, 05/01/48	2,440	2,459,437
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	1,275	1,173,776

		7,166,639

Security	Par (000)	Value

Tennessee — 2.2%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	$2,545	$2,644,016
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,350	1,383,399
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	7,260	7,474,460

		11,501,875

Texas — 20.4%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	845	828,681
7.88%, 11/01/62	720	736,002
Arlington Independent School District, Refunding GO, (PSF), 4.00%, 02/15/48(c)	7,500	7,280,708
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	3,630	3,788,032
City of Denton Texas, GO, 4.00%, 02/15/42	7,575	7,549,525
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series D, 1st Lien, 5.00%, 11/15/44	15,425	15,617,689
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	4,500	5,082,606
County of Bexar Texas, Refunding GO, 4.00%, 06/15/40	12,075	12,140,108
County of Collin Texas, GO, 4.00%, 02/15/43	2,865	2,827,864
Dickinson Independent School District, GO, (PSF), 4.13%, 02/15/48(c)	3,205	3,148,820
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	459,293
Greater Texoma Utility Authority, RB, (AGM), 5.00%, 10/01/48	1,085	1,162,216
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/41	2,000	1,968,420
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(e)	6,000	2,673,990
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,425,739
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	5,000	2,815,990
Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38	12,580	5,517,890
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(d)(e)	15,200	6,857,099
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,500	5,497,987
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	9,025	9,392,426
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,310	2,322,095
Texas Water Development Board, RB
4.00%, 10/15/45	2,615	2,579,674
4.00%, 04/15/51	1,015	996,024

		105,668,878

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 0.3%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	$1,735	$1,785,947

Virginia — 0.3%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,465	1,405,177

Washington — 1.8%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	2,980	3,060,231
Series C, AMT, 5.00%, 04/01/40	1,475	1,489,847
Washington Health Care Facilities Authority, RB
Series A, 5.00%, 08/15/40	2,000	2,038,492
Series A, 5.00%, 08/15/45	3,000	3,006,468

		9,595,038

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/39	5,000	5,175,740

Total Long-Term Investments — 151.5% (Cost: $779,263,639)		785,124,793

	Shares

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(i)(j)	24,056,456	24,056,456

Total Short-Term Securities — 4.6% (Cost: $24,056,445)		24,056,456

Total Investments — 156.1% (Cost: $803,320,084)		809,181,249

Liabilities in Excess of Other Assets — (3.9)%		(20,102,319)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.2)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$518,278,930

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step‑down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$6,373,192	$17,675,007	(a)	$—	$8,883	$(626)	$24,056,456	24,056,456	$294,873	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	59	09/20/23	$6,577	$96,713
U.S. Long Bond	60	09/20/23	7,478	163,036
5-Year U.S. Treasury Note	61	09/29/23	6,520	61,396

				$321,145

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$321,145	$—	$321,145

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$6,524,607	$—	$6,524,607

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,291,218	$—	$2,291,218

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$76,225,584

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Municipal Income Trust (BFK)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$785,124,793	$—	$785,124,793
Short-Term Securities
Money Market Funds	24,056,456	—	—	24,056,456

	$24,056,456	$785,124,793	$—	$809,181,249

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$321,145	$—	$—	$321,145

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
VMTP Shares at Liquidation Value	$—	$(270,800,000)	$—	$(270,800,000)

	$—	$(270,800,000)	$—	$(270,800,000)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.6%
Black Belt Energy Gas District, RB(a)
Series A, 4.00%, 12/01/52	$6,035	$5,887,975
Series A, 5.25%, 01/01/54	8,470	8,937,019
Series F, 5.50%, 11/01/53	1,115	1,175,868
Black Belt Energy Gas District, Refunding RB, Series D-1, 5.50%, 06/01/49(a)(b)	2,290	2,410,697
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	570	577,795
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,090	1,107,559
Series D, Sub Lien, 6.00%, 10/01/42	2,875	3,026,285
Series D, Sub Lien, 7.00%, 10/01/51	1,545	1,626,746
Energy Southeast A Cooperative District, RB, Series A-1, 5.50%, 11/01/53(a)	4,525	4,863,149
Health Care Authority of the City of Huntsville, RB, Series B-1, (AGM), 3.00%, 06/01/50	865	638,509
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	960	934,965
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	1,890	2,028,590

		33,215,157

Arizona — 3.0%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(c)	575	500,348
Series A, (BAM), 4.00%, 06/01/44	425	410,471
Series A, 5.00%, 07/01/49(c)	550	486,577
Series A, 5.00%, 07/01/54(c)	425	367,648
Arizona Industrial Development Authority, Refunding RB(c)
Series A, 5.50%, 07/01/52	130	121,512
Series G, 5.00%, 07/01/47	435	388,646
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	640	551,936
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(c)	2,120	1,953,722
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/34(c)	400	396,502
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(c)	300	265,042
Maricopa County Industrial Development Authority, RB
Series A, 4.00%, 01/01/41	925	914,500
Series A, 4.00%, 01/01/44	2,030	1,973,339
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/54(c)	490	437,369
Series A, 4.13%, 09/01/38	775	751,144
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,400	1,220,656
Salt Verde Financial Corp., RB
5.00%, 12/01/32	3,500	3,667,828
5.00%, 12/01/37	6,645	6,861,089

		21,268,329

Arkansas — 1.7%
Arkansas Development Finance Authority, RB
AMT, 5.70%, 05/01/53	1,170	1,190,280
Series A, AMT, 4.50%, 09/01/49(c)	380	344,755

Security	Par (000)	Value

Arkansas (continued)
Arkansas Development Finance Authority, RB (continued)
Series A, AMT, 4.75%, 09/01/49(c)	$4,235	$4,035,222
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	505	505,604
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	840	819,079
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,801,607
City of Springdale Arkansas Sales & Use Tax
Revenue, RB, Series B, (BAM), 4.13%, 08/01/47(b)	3,085	3,007,653
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	470,195

		12,174,395

California — 8.8%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	3,895	3,861,764
California Enterprise Development Authority, RB, 8.00%, 11/15/62(c)	1,025	1,003,977
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 08/15/48	3,675	3,629,489
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	800	818,563
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	185	185,644
Series A, 5.25%, 08/15/49	460	461,123
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(c)	1,755	1,755,247
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,230	1,232,116
Series I, 5.50%, 11/01/30	2,500	2,514,715
Series I, 5.00%, 11/01/38	955	960,702
California Statewide Communities Development Authority, Refunding RB
4.00%, 03/01/42	1,000	944,048
4.00%, 03/01/48	1,345	1,204,086
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34(d)	1,000	1,019,893
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	3,700	3,638,769
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 5.00%, 05/15/46	830	881,487
Series D, AMT, Subordinate, 4.00%, 05/15/51	1,755	1,671,859
CSCDA Community Improvement Authority, RB, M/F Housing(c)
4.00%, 10/01/56	305	251,586
4.00%, 12/01/56	440	312,099
Series A, 4.00%, 06/01/58	1,860	1,448,417
Senior Lien, 3.13%, 06/01/57	1,595	1,091,947
Series A, Senior Lien, 4.00%, 12/01/58	845	650,650
Hartnell Community College District, GO, Series D, 7.00%, 08/01/34(d)	1,650	1,924,642
Kern Community College District, GO, Series C, 5.50%, 11/01/23(e)	2,445	2,458,817
Norwalk-La Mirada Unified School District, Refunding GO, Series E, Election 2002, (AGC), 0.00%, 08/01/38(f)	8,000	4,355,656
Palomar Community College District, GO
Series B, Convertible, 6.20%, 08/01/25(d)	2,605	3,004,409

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Palomar Community College District, GO (continued)
Series B, Election 2006, 0.00%, 08/01/30(f)	$1,500	$1,224,021
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	1,100	1,112,104
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/43	2,770	2,898,135
San Diego Community College District, GO, Election 2002, 6.00%, 08/01/27(d)(e)	2,800	3,164,456
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/42	1,515	1,576,845
Series B, AMT, Subordinate, 5.00%, 07/01/46	1,330	1,410,315
Series B, AMT, Subordinate, 5.00%, 07/01/51	1,080	1,133,098
San Diego Unified School District, GO(f)
Class A, 0.00%, 07/01/29	2,930	2,458,249
Class A, 0.00%, 07/01/29(g)	2,385	2,013,582
Series A, 0.00%, 07/01/29(g)	685	578,324
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,085	1,086,518
Series A, AMT, 5.25%, 05/01/33	850	850,689
Series A, AMT, 5.00%, 05/01/44	1,090	1,095,666
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(e)	440	442,174
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	920	936,340

		63,262,221

Colorado — 5.2%
Board of Governors of Colorado State University System, Refunding RB, Series C, 4.00%, 03/01/47	5,650	5,561,442
City & County of Denver Colorado Airport System Revenue, ARB
Series B, 5.25%, 11/15/32	3,250	3,269,351
Series A, AMT, 5.50%, 11/15/28	1,000	1,005,158
Series A, AMT, 5.50%, 11/15/30	340	341,763
Series A, AMT, 5.50%, 11/15/31	405	407,106
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.25%, 12/01/43	1,905	1,990,996
Series A, AMT, 5.50%, 11/15/53	4,755	5,152,475
Series D, AMT, 5.75%, 11/15/45	1,160	1,307,377
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB(f)
Series A-2, 0.00%, 08/01/37	1,490	832,195
Series A-2, 0.00%, 08/01/38	915	471,764
Colorado Educational & Cultural Facilities Authority, RB
5.50%, 07/01/40	2,510	2,512,846
5.00%, 03/01/50(c)	360	330,885
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(c)	1,690	1,469,328
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	480	513,765
5.25%, 11/01/52	1,000	1,061,484
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	2,420	2,503,052
Series A, 4.00%, 11/15/46	1,610	1,539,047
Series A, 4.00%, 08/01/49	1,950	1,783,027

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB (continued)
Series A, 4.00%, 11/15/50	$1,480	$1,396,494
Series A, 5.00%, 05/15/52	3,210	3,405,678
Denver International Business Center Metropolitan District No. 1, GO, Series A, 4.00%, 12/01/48	555	481,235

		37,336,468

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	390	426,681
4.25%, 07/15/53	525	507,662
State of Connecticut, GO, Series A, 4.00%, 01/15/37	1,985	2,046,124

		2,980,467

Delaware — 1.4%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	322,412
Series A, 5.00%, 07/01/48	900	831,472
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	2,180	2,218,974
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	4,895	4,635,599
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,790	1,820,475

		9,828,932

District of Columbia — 3.8%
District of Columbia, Refunding RB, 5.00%, 10/01/48	1,695	1,739,553
District of Columbia, TA, 5.13%, 06/01/41	1,520	1,521,895
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/39	1,060	1,046,497
Series A, AMT, 5.25%, 10/01/48	1,395	1,495,536
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(f)	10,170	6,760,731
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35(f)	13,485	8,465,398
Series B, Subordinate, 4.00%, 10/01/49	2,000	1,886,136
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, 5.00%, 07/15/45	3,000	3,241,563
Series A, 4.00%, 07/15/46	875	861,857

		27,019,166

Florida — 8.8%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	585	577,900
Capital Trust Agency, Inc., RB
5.00%, 01/01/55(c)	305	235,412
Series A, 5.00%, 06/01/45(c)	480	425,910
Series A, 5.00%, 12/15/49	160	155,302
Series A, 5.00%, 12/15/54	140	134,857
Series A, 5.50%, 06/01/57(c)	170	154,319
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	2,760	2,896,496

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	$1,290	$1,340,071
City of Tampa Florida, RB, CAB(f)
Series A, 0.00%, 09/01/49	285	74,713
Series A, 0.00%, 09/01/53	300	63,445
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,755	1,767,073
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	2,845	2,888,594
Series A, AMT, 5.00%, 10/01/49	1,000	1,040,121
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	3,405	3,564,504
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/28	2,650	2,680,247
County of Miami-Dade Seaport Department, ARB(e)
Series A, 5.38%, 10/01/23	1,015	1,018,213
Series A, 6.00%, 10/01/23	5,215	5,236,762
Series B, AMT, 6.00%, 10/01/23	4,750	4,766,255
Series B, AMT, 6.25%, 10/01/23	460	461,759
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/47	12,415	12,951,949
Series A, AMT, 5.25%, 10/01/52	1,285	1,353,386
Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,180	2,043,388
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(f)
Series A-2, 0.00%, 10/01/41	275	106,365
Series A-2, 0.00%, 10/01/42	370	134,916
Series A-2, 0.00%, 10/01/46	885	257,600
Series A-2, 0.00%, 10/01/47	1,040	287,904
Series A-2, 0.00%, 10/01/48	575	149,861
Series A-2, 0.00%, 10/01/49	355	87,554
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	500	560,699
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(c)	430	312,792
Esplanade Lake Club Community Development District, SAB, Series A-1, 4.13%, 11/01/50	615	496,338
Florida Development Finance Corp., RB
6.50%, 06/30/57(c)	925	902,453
Series A, 5.00%, 06/15/56	75	71,256
AMT, 5.00%, 05/01/29(c)	270	255,363
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(c)	270	216,749
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/48	1,730	1,772,693
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(e)	1,735	1,739,542
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	20	20,008
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,465	3,527,349
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,075	1,002,959
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,305	1,344,150

Security	Par (000)	Value

Florida (continued)
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	$1,185	$1,095,274
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	220	185,367
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(h)(i)	800	506,893
Trout Creek Community Development District, SAB
4.00%, 05/01/40	630	529,221
4.00%, 05/01/51	1,050	793,659
Village Community Development District No. 15, SAB, 5.25%, 05/01/54	600	607,403
Westside Community Development District, SAB, 4.00%, 05/01/50	815	658,362

		63,453,406

Georgia — 4.8%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	3,165	2,912,265
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	2,615	2,496,120
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(c)	535	479,276
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	1,460	1,338,456
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	120	119,976
Series A, 4.00%, 12/01/48	170	167,730
Georgia Housing & Finance Authority, Refunding RB, 3.70%, 06/01/49	980	854,062
Georgia Ports Authority, ARB, 4.00%, 07/01/52	1,915	1,853,956
Griffin-Spalding County Hospital Authority, RB, 4.00%, 04/01/42	2,310	2,232,285
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	2,020	2,104,670
Series A, 5.00%, 05/15/36	360	371,209
Series A, 5.00%, 05/15/37	400	408,324
Series A, 5.00%, 05/15/38	1,265	1,281,128
Series A, 5.00%, 05/15/43	330	329,205
Series A, 5.00%, 05/15/49	4,575	4,529,781
Series A, 5.00%, 06/01/53(a)	5,845	6,068,577
Series C, 5.00%, 09/01/53(a)	3,085	3,245,213
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/48	835	838,813
4.00%, 01/01/49	1,135	983,481
4.00%, 01/01/59	1,335	1,211,777
Series A, 5.00%, 01/01/59	480	484,133

		34,310,437

Hawaii — 0.1%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	425	425,253
AMT, 5.25%, 08/01/26	460	460,281

		885,534

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho — 0.4%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	$500	$504,570
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	2,000	2,002,482

		2,507,052

Illinois — 10.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,760	1,832,387
Series A, 5.00%, 12/01/40	1,410	1,425,661
Series A, 5.00%, 12/01/42	1,480	1,468,712
Series C, 5.25%, 12/01/35	2,655	2,680,953
Series D, 5.00%, 12/01/46	3,480	3,411,894
Series H, 5.00%, 12/01/36	585	594,610
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,120	1,127,997
Series C, 5.00%, 12/01/27	500	511,031
Series C, 5.00%, 12/01/30	605	621,368
Series C, 5.00%, 12/01/34	475	487,426
Series D, 5.00%, 12/01/25	435	438,106
Series F, 5.00%, 12/01/23	310	310,067
Series F, 5.00%, 12/01/24	340	340,862
Series G, 5.00%, 12/01/34	315	323,240
Chicago Midway International Airport, Refunding ARB, Series B, 5.00%, 01/01/46	1,670	1,715,006
Chicago Midway International Airport, Refunding RB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,870	1,875,416
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 4.38%, 01/01/53	1,390	1,336,260
Series B, Senior Lien, 5.00%, 01/01/53	1,040	1,090,710
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	865	944,351
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	1,445	1,568,484
Cook County Community College District No. 508, GO
5.50%, 12/01/38	3,075	3,087,155
5.25%, 12/01/43	2,935	2,940,447
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	820	823,041
Series A, 5.00%, 02/15/47	240	226,986
Series A, 5.00%, 02/15/50	130	121,189
Illinois Finance Authority, Refunding RB
4.00%, 03/01/35	1,290	1,260,945
Series A, 4.00%, 07/15/47	1,485	1,417,906
Series C, 4.00%, 02/15/27(e)	90	93,484
Series C, 4.00%, 02/15/41	1,945	1,935,088
Series C, 5.00%, 02/15/41	555	578,693
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	3,805	3,899,562
Series B, 5.00%, 01/01/40	3,335	3,437,741
Series C, 5.00%, 01/01/38	2,250	2,306,124
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,370	2,406,029
Metropolitan Pier & Exposition Authority, Refunding RB(f)
Series B, (AGM), 0.00%, 06/15/44	3,765	1,476,592
Series B, (AGM), 0.00%, 06/15/47	22,775	7,644,406
State of Illinois, GO
5.25%, 02/01/31	1,485	1,494,152
5.25%, 02/01/32	2,365	2,379,888

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
5.00%, 02/01/39	$1,910	$1,913,106
5.50%, 05/01/39	795	861,024
Series A, 5.00%, 04/01/38	4,545	4,546,109
Series B, 5.25%, 05/01/40	1,770	1,899,996
Series D, 5.00%, 11/01/28	900	958,963
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	90	95,577
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,225	1,240,110

		73,148,854

Indiana — 0.7%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	975	983,573
AMT, 7.00%, 01/01/44	2,355	2,375,192
Indianapolis Local Public Improvement Bond Bank, RB
5.25%, 02/01/48	665	738,202
4.13%, 02/01/52	705	676,997

		4,773,964

Iowa — 0.9%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	1,900	1,385,250
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	190	178,349
PEFA, Inc., RB, 5.00%, 09/01/49(a)	5,000	5,077,415

		6,641,014

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	705	689,025

Kentucky — 2.0%
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,500	2,611,127
Fayette County School District Finance Corp., RB (NGFGC), 5.00%, 06/01/44	860	928,562
(BAM-TCRS), 5.00%, 06/01/46	760	817,085
(BAM-TCRS), 5.00%, 06/01/47	1,155	1,240,767
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	735	759,087
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	4,625	4,533,152
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Series C, Convertible, 6.45%, 07/01/34	500	603,833
Series C, Convertible, 6.60%, 07/01/39	830	973,573
Series C, Convertible, 6.75%, 07/01/43	1,770	2,070,346

		14,537,532

Louisiana — 2.1%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(e)	860	870,143
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series B, Junior Lien, (AGM), 4.00%, 12/01/49	4,100	3,762,144
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53	995	969,357
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,510,559
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/47	1,635	1,654,978

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	$2,990	$3,206,048
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	1,375	1,383,023
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25(e)	1,245	1,258,859
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	495	495,713

		15,110,824

Maryland — 1.3%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	170	170,297
5.25%, 07/01/44	170	166,724
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	1,430	1,469,665
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	305	314,523
Series A, 5.00%, 05/15/42	1,760	1,808,754
Series B, 4.00%, 04/15/45	795	764,973
Series B, 4.00%, 04/15/50	1,645	1,551,812
Maryland Stadium Authority, RB, (NGFGC), 5.00%, 05/01/34	2,700	2,935,189

		9,181,937

Massachusetts — 3.9%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Sustainability Bonds, 5.00%, 06/01/50	1,975	2,139,318
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,195	1,309,142
Series C, 5.00%, 10/01/52	1,240	1,347,210
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	1,115	1,117,014
5.00%, 10/01/48	830	768,777
Series A, 5.25%, 01/01/42	1,110	1,122,585
Series A, 5.00%, 01/01/47	5,005	5,012,067
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,140	1,020,087
5.00%, 04/15/40	400	401,129
5.00%, 09/01/43	750	736,062
5.00%, 07/01/47	3,355	3,438,872
Series A, 5.00%, 10/01/35	500	506,245
Series A, 5.00%, 10/01/43	750	741,666
Series FF, 4.00%, 10/01/46	965	948,063
Series P, 5.45%, 05/15/59	2,010	2,251,562
Massachusetts Educational Financing Authority, RB
Series B, AMT, 2.63%, 07/01/36	25	24,378
AMT, Subordinate, 3.75%, 07/01/47	1,865	1,510,463
Massachusetts Educational Financing Authority, Refunding RB, Series B, AMT, 3.63%, 07/01/34	30	30,227
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.80%, 12/01/43	160	142,562

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, RB, M/F Housing (continued) Series A, 3.85%, 06/01/46	$205	$179,416
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	3,100	3,270,432

		28,017,277

Michigan — 6.2%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,011
City of Lansing Michigan, Refunding GO
Series B, (AGM), 4.13%, 06/01/48	1,360	1,325,815
Series B, (AGM), 5.00%, 06/01/48	2,010	2,183,145
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,170	1,045,698
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	1,490	1,616,173
Series B, 2nd Lien, 5.50%, 07/01/52	3,525	3,860,400
Series A, Senior Lien, 5.25%, 07/01/52	3,525	3,764,341
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	3,525	3,812,348
Series B, Senior Lien, 5.50%, 07/01/52	3,525	3,863,784
Michigan Finance Authority, RB
4.00%, 02/15/47	4,815	4,542,611
4.00%, 02/15/50	3,140	2,939,159
4.00%, 02/15/44	3,785	3,623,850
Series S, 5.00%, 11/01/44	1,555	1,587,975
Michigan Finance Authority, Refunding RB
4.00%, 11/15/46	570	536,105
Series A, 4.00%, 12/01/49	4,100	3,843,701
Michigan State Building Authority, Refunding RB, Series I, 4.00%, 10/15/52	710	685,023
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	215	225,236
Michigan State Housing Development Authority, RB, M/F Housing
Series A, AMT, 3.80%, 10/01/38	1,690	1,603,986
Series A, AMT, 4.15%, 10/01/53	865	778,134
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,795	1,816,294
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	905	882,077

		44,540,866

Minnesota — 1.3%
City of Maple Grove Minnesota, Refunding RB, 4.00%, 05/01/37	880	852,915
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	560	568,035
City of Otsego Minnesota, Refunding RB, Series A, 5.00%, 09/01/44	425	383,112
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,009,110
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,800	3,555,683
Series A, 5.25%, 02/15/53	415	422,771
Series A, 5.25%, 02/15/58	1,605	1,634,874

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	$575	$518,331
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	297,479
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	385	329,681

		9,571,991

Mississippi — 1.1%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	3,595	3,625,701
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(e)	2,000	2,000,000
State of Mississippi Gaming Tax Revenue, RB
Series A, 5.00%, 10/15/37	330	344,784
Series A, 4.00%, 10/15/38	1,650	1,572,651

		7,543,136

Missouri — 1.0%
Health & Educational Facilities Authority of the State of Missouri, RB
Series A, 5.00%, 06/01/42	540	564,698
Series C-2, 5.00%, 10/01/34	1,000	1,002,750
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 02/15/49	1,910	1,770,175
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	3,530	3,610,512

		6,948,135

Montana — 0.0%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	60	58,415
Series B-2, 3.60%, 12/01/47	100	99,970

		158,385

Nebraska — 0.4%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	400	406,539
Omaha Public Power District, RB, Series A, (AGM-CR), 4.00%, 02/01/51	2,700	2,594,643

		3,001,182

Nevada — 1.1%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42	650	656,842
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,000	1,013,133
County of Clark Nevada, GO, Series A, 5.00%, 05/01/48	2,260	2,373,931
Las Vegas Valley Water District, GO, Series A, 4.00%, 06/01/51	2,690	2,596,972
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	595	599,230
5.00%, 07/01/45	420	411,442

		7,651,550

New Hampshire — 0.5%
New Hampshire Business Finance Authority, Refunding RB(c)
Series A, 3.63%, 07/01/43(a)	130	98,895
Series B, 4.63%, 11/01/42	2,095	1,818,198

Security	Par (000)	Value

New Hampshire (continued)
New Hampshire Business Finance Authority, Refunding RB(c) (continued)
Series B, AMT, 3.75%, 07/01/45(a)	$395	$305,371
Series C, AMT, 4.88%, 11/01/42	1,140	1,021,814
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, 4.00%, 07/01/52	800	694,427

		3,938,705

New Jersey — 7.9%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,265	1,277,621
5.25%, 11/01/44	1,885	1,894,728
New Jersey Economic Development Authority, ARB
AMT, 5.13%, 09/15/23	670	669,500
Series B, AMT, 5.63%, 11/15/30	660	666,543
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(e)	60	66,942
5.00%, 06/15/36	460	498,666
5.00%, 06/15/43	100	105,118
Class A, 5.25%, 11/01/47	4,795	5,277,089
Series A, 5.00%, 06/15/47	2,500	2,604,930
Series B, 4.50%, 06/15/40	1,270	1,299,028
Series EEE, 5.00%, 06/15/48	4,275	4,489,075
Series LLL, 5.00%, 06/15/34	365	400,328
Series UU, 5.00%, 06/15/24(e)	80	81,145
Series WW, 5.00%, 06/15/25(e)	210	216,946
AMT, (AGM), 5.00%, 01/01/31	790	793,050
AMT, (AGM), 5.13%, 07/01/42	200	200,669
AMT, 5.38%, 01/01/43	3,000	3,007,119
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,060	1,066,647
New Jersey Economic Development Authority, Refunding RB, Series UU, 5.00%, 06/15/40	345	349,652
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	4,181	4,300,231
5.75%, 04/01/31	2,675	2,557,263
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37	685	724,411
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	3,390	3,341,567
Series C, AMT, Subordinate, 5.00%, 12/01/52	3,425	3,528,630
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,100	1,057,696
New Jersey Transportation Trust Fund Authority, RB
Series AA, 4.13%, 06/15/39	1,040	1,043,141
Series AA, 5.00%, 06/15/45	900	910,274
Series AA, 5.00%, 06/15/46	400	407,558
Series S, 5.25%, 06/15/43	2,810	2,991,102
Series S, 5.00%, 06/15/46	2,070	2,175,595
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(f)	1,000	599,196
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/37	1,440	1,603,356
Series A, 5.25%, 06/15/42	575	639,352
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/35	625	642,518

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	$1,340	$1,429,610
Series A, 4.00%, 06/01/37	500	502,397
Series A, 5.25%, 06/01/46	1,365	1,423,467
Sub-Series B, 5.00%, 06/01/46	1,955	1,951,399

		56,793,559

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	200	173,050

New York — 14.1%
City of New York, GO
Series A-1, 4.00%, 09/01/46	2,175	2,126,424
Series C, 5.00%, 08/01/43	805	874,172
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	3,990	4,037,230
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	3,585	3,359,145
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	1,000	1,004,006
Series B, 5.25%, 11/15/38	2,970	3,002,982
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,950	1,977,879
Series C-1, 5.00%, 11/15/50	370	380,908
Series C-1, 5.25%, 11/15/55	1,040	1,086,459
Series C-1, 5.00%, 11/15/56	2,670	2,709,812
Series C-1, 5.25%, 11/15/56	10	10,233
New York City Housing Development Corp., RB, M/F Housing Sustainability Bonds, 4.80%, 02/01/53	1,690	1,710,878
Series I-1, Sustainability Bonds, 2.65%, 11/01/50	3,205	2,159,010
Series I-1, Sustainability Bonds, 2.70%, 11/01/55	950	622,477
New York City Municipal Water Finance Authority, Refunding RB
Series BB, 4.00%, 06/15/47	3,660	3,613,756
Series BB-1, 4.00%, 06/15/45	855	842,443
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	1,015	1,014,786
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 4.00%, 02/01/51	6,500	6,249,692
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,385	1,345,022
Series A, 6.25%, 06/01/41(c)	3,000	3,000,816
New York Counties Tobacco Trust VI, Refunding RB, Series A-2B, 5.00%, 06/01/45	500	473,361
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	5,005	3,928,765
Class 2, 5.38%, 11/15/40(c)	1,450	1,455,398
Series 1, 5.00%, 11/15/44(c)	4,920	4,801,723
Series A, 2.88%, 11/15/46	1,915	1,399,909
Series A, (BAM-TCRS), 3.00%, 11/15/51	4,565	3,373,197
Series A, 3.00%, 11/15/51	2,825	2,050,275
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	1,160	1,126,650
New York State Dormitory Authority, RB, Series A, 4.00%, 03/15/47	545	534,848
New York State Urban Development Corp., RB Series A, 4.00%, 03/15/45	3,000	2,969,469

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., RB (continued)
Series A, 4.00%, 03/15/49	$1,600	$1,552,218
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/49	1,850	1,796,640
Series A, 4.00%, 03/15/44	7,275	7,261,679
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,910	1,999,844
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	3,210	3,306,499
AMT, 5.00%, 01/15/52	5,645	5,934,114
State of New York Mortgage Agency, Refunding RB, Series 211, 3.75%, 10/01/43	1,190	1,063,127
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	6,415	6,320,905
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	620	663,357
Series A, 5.00%, 11/15/54	2,310	2,453,123
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 4.00%, 05/15/51	5,000	4,836,945
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	535	544,062
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	446	447,274
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	295	290,063

		101,711,575

North Carolina — 0.6%
Greater Asheville Regional Airport Authority, ARB, AMT, (AGM), 5.25%, 07/01/48	3,755	4,029,389

Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, 4.00%, 06/01/48	610	560,265
Series B-2, Class 2, 5.00%, 06/01/55	11,700	10,895,028
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	2,000	1,999,554
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	290	298,085
Series A, 4.00%, 12/01/44	365	355,406
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	550	633,806
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,085	991,459
Series A, 3.75%, 08/15/50	755	648,720
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	1,135	1,100,478
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(c)	1,135	1,041,001
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	50	50,925
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,000	1,002,278
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,250	2,095,409

		21,672,414

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma — 0.6%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	$720	$738,223
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	1,080	1,071,729
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	1,780	1,739,217
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	950	933,258

		4,482,427

Oregon — 1.6%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(f)	510	266,070
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(f)	530	281,411
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	675	678,222
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	1,475	1,497,827
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	8,120	8,986,355
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	110	107,193

		11,817,078

Pennsylvania — 7.3%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM-CR), 4.00%, 01/01/56	1,670	1,550,380
Delaware River Port Authority, RB, 4.50%, 01/01/24(e)	1,500	1,506,936
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	780	790,778
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,430	1,299,172
Series A, 5.00%, 09/01/48	980	1,003,722
Series A, 4.00%, 09/01/49	1,380	1,260,447
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	270	252,645
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	470	440,000
AMT, 5.00%, 12/31/38	390	394,266
AMT, 5.00%, 06/30/42	2,455	2,468,240
AMT, 5.75%, 06/30/48	3,150	3,492,663
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,905	1,905,598
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	100	75,888
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, AMT, 3.65%, 10/01/42	1,000	888,118
Pennsylvania Housing Finance Agency, Refunding RB, Series 119, AMT, 3.50%, 10/01/36	1,015	954,003
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 142-A, 5.00%, 10/01/50	1,130	1,168,771
Series 2022, 4.25%, 10/01/52	3,085	3,091,145

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB
Series A, 4.00%, 12/01/51	$10,205	$9,882,655
Series B, 4.00%, 12/01/53	1,435	1,384,469
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,380	1,400,049
Sub-Series B-1, 5.25%, 06/01/47	1,170	1,222,332
Series A, Subordinate, 4.00%, 12/01/50	1,075	1,021,991
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	535	517,935
Series B, Subordinate, 4.00%, 12/01/51	610	563,541
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	1,555	1,493,279
Pocono Mountains Industrial Park Authority, RB, 5.00%, 08/15/40	5,560	5,606,810
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	1,250	1,278,411
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	865	923,967
(SAW), 5.00%, 03/01/43	590	626,353
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/36	1,290	1,366,803
(BAM), 5.00%, 08/15/38	2,530	2,606,254

		52,437,621

Puerto Rico — 5.3%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	3,910	4,174,438
Series A-1, Restructured, 5.75%, 07/01/31	3,524	3,838,335
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	9,243	8,733,572
Series A-1, Restructured, 5.00%, 07/01/58	11,123	10,852,422
Series A-2, Restructured, 4.78%, 07/01/58	2,097	1,973,118
Series A-2, Restructured, 4.33%, 07/01/40	2,508	2,372,124
Series B-1, Restructured, 4.75%, 07/01/53	425	401,480
Series B-2, Restructured, 4.78%, 07/01/58	412	387,758
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(f)	19,562	5,514,860

		38,248,107

Rhode Island — 0.7%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, 3.75%, 05/15/32	1,155	1,187,608
Rhode Island Housing & Mortgage Finance Corp., RB, M/F Housing, Series 3-B, 4.13%, 10/01/49	295	253,408
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	735	700,050
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,000	1,006,356
Series A, 5.00%, 06/01/40	2,050	2,050,724

		5,198,146

South Carolina — 3.6%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	272,473
4.38%, 11/01/49	470	384,048
South Carolina Jobs-Economic Development Authority, RB(c)
5.00%, 01/01/40	485	446,254

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB(c) (continued)
5.00%, 01/01/55	$845	$709,468
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,875	2,952,404
4.00%, 12/01/44	2,015	1,929,500
Series A, 5.00%, 05/01/43	1,680	1,708,427
Series A, 4.25%, 05/01/48	1,445	1,307,485
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(e)	555	570,642
Series B, AMT, 4.00%, 07/01/49	1,745	1,606,463
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	4,450	4,490,473
Series E, 5.00%, 12/01/48	440	441,020
Series E, 5.50%, 12/01/53	2,500	2,516,532
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/36	175	181,494
Series A, 5.00%, 12/01/50	1,035	1,046,228
Series E, 5.25%, 12/01/55	4,685	4,783,155
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	210	213,094

		25,559,160

South Dakota — 0.1%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(e)	740	766,254

Tennessee — 2.6%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	877,264
Memphis-Shelby County Airport Authority, ARB
Series A, AMT, 5.00%, 07/01/45	3,515	3,651,755
Series A, AMT, 5.00%, 07/01/49	2,500	2,578,605
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	230	177,590
Series A, 5.25%, 10/01/58	1,865	1,794,938
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	9,665	9,950,504

		19,030,656

Texas — 10.0%
Arlington Higher Education Finance Corp., RB(c)
7.50%, 04/01/62	1,165	1,142,502
7.88%, 11/01/62	1,005	1,027,336
City of Austin Texas Airport System Revenue, ARB AMT, 5.00%, 11/15/39	440	445,287
Series B, AMT, 5.00%, 11/15/44	1,290	1,346,160
City of Austin Texas Airport System Revenue, RB, AMT, 5.00%, 11/15/52	1,290	1,355,818
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	225	225,011
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	130	131,878
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	125	126,977
Sub-Series A, AMT, 4.00%, 07/01/40	1,525	1,511,208

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding RB (continued)
Sub-Series A, AMT, 4.00%, 07/01/46	$1,390	$1,298,360
Sub-Series A, AMT, 4.00%, 07/01/48	3,420	3,204,126
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	1,700	1,836,418
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	4,070	4,596,935
Cypress-Fairbanks Independent School District, GO, (PSF), 4.00%, 02/15/48	630	611,757
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	5,000	4,864,035
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48(b)	1,710	1,878,810
El Paso Independent School District, GO, (PSF), 4.00%, 08/15/43	890	872,283
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	1,370	1,327,397
Gunter Independent School District, GO, (PSF), 4.00%, 02/15/53	470	442,177
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 4.00%, 10/01/47	655	626,734
Harris County Flood Control District, Refunding GO, Series A, Sustainability Bonds, 4.00%, 09/15/48	1,340	1,288,776
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(f)	11,690	3,960,993
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(e)(f)	370	214,518
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(e)(f)	14,680	7,239,417
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(c)	455	397,283
North Texas Tollway Authority, RB, Series B, 0.00%, 09/01/31(e)(f)	2,415	1,194,655
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	3,165	3,166,304
Series A, 5.00%, 01/01/48	1,060	1,100,746
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,150	5,148,115
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	6,695	6,141,618
Series A, 5.00%, 07/01/53	2,080	2,215,217
Series B, 5.00%, 07/01/36	1,500	1,588,439
Series B, 5.00%, 07/01/48	3,330	3,465,571
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	219,259
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	135	135,083
Series A, (GNMA), 3.75%, 09/01/49	850	796,921
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	2,080	2,090,891
Texas Transportation Commission State Highway 249 System, RB, CAB(f)
0.00%, 08/01/35	270	155,008
0.00%, 08/01/36	145	77,641
0.00%, 08/01/37	195	97,540
0.00%, 08/01/38	200	93,821

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Transportation Commission State Highway 249 System, RB, CAB(f) (continued)
0.00%, 08/01/39	$1,000	$442,760
0.00%, 08/01/43	795	280,099
0.00%, 08/01/44	870	290,285
0.00%, 08/01/45	1,135	359,232
Texas Water Development Board, RB, 4.00%, 10/15/45	1,195	1,178,857

		72,210,258

Utah — 0.7%
City of Salt Lake City Utah Airport Revenue, ARB Series A, AMT, 5.00%, 07/01/43	530	549,468
Series A, AMT, 5.00%, 07/01/48	2,205	2,269,748
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.25%, 07/01/48(b)	900	967,961
Utah Charter School Finance Authority, RB (UT CSCE), 5.00%, 10/15/48	360	369,873
Series A, 5.00%, 06/15/39(c)	200	186,872
Utah Charter School Finance Authority, Refunding RB 5.00%, 06/15/40(c)	150	141,324
(UT CSCE), 4.00%, 04/15/42	400	389,030
5.00%, 06/15/55(c)	385	335,716

		5,209,992

Vermont — 0.1%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/37	500	502,196
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	285	285,447

		787,643

Virginia — 2.6%
Ballston Quarter Community Development Authority, TA, Series A, AMT, 5.38%, 03/01/36	465	372,198
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	4,870	4,884,425
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	4,055	3,907,504
Series A, Senior Lien, 4.00%, 07/01/55	5,405	5,208,355
Roanoke Economic Development Authority, Refunding RB, 3.00%, 07/01/45	1,385	1,083,739
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/40	520	482,073
4.00%, 09/01/48	375	280,125
Virginia Housing Development Authority, RB, M/F Housing, Series B, 4.00%, 06/01/53	385	336,588
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	2,330	2,344,483

		18,899,490

Washington — 2.1%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,470	1,509,577
Series C, AMT, 5.00%, 04/01/40	930	939,361
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	2,565	2,633,565
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 5.50%, 08/01/47	1,760	1,908,908
State of Washington, COP, Series B, 5.00%, 07/01/37	3,910	4,198,609

Security	Par (000)	Value

Washington (continued)
Washington State Convention Center Public Facilities District, RB, Class B, 3.00%, 07/01/58	$3,715	$2,549,304
Washington State Housing Finance Commission, Refunding RB(c)
5.00%, 01/01/38	600	525,737
5.00%, 01/01/43	900	748,224

		15,013,285

West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	2,910	2,639,451

Wisconsin — 1.3%
Public Finance Authority, RB
Class A, 6.00%, 06/15/52	385	350,375
Class A, 6.13%, 06/15/57	435	399,262
Series A, 5.00%, 07/15/39(c)	100	93,077
Series A, 5.00%, 10/15/40(c)	425	384,904
Series A, 5.00%, 07/15/49(c)	245	214,114
Series A, 5.00%, 10/15/50(c)	540	458,356
Series A, 5.00%, 07/15/54(c)	115	98,209
Series A, 5.00%, 07/01/55(c)	300	249,713
Series A, 5.00%, 10/15/55(c)	560	465,433
Series A-1, 4.50%, 01/01/35(c)	225	200,261
Public Finance Authority, Refunding RB 5.00%, 09/01/49(c)	305	231,047
Series A, 5.00%, 11/15/49	335	310,802
AMT, 4.00%, 08/01/35	280	241,432
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	2,005	2,124,424
4.00%, 12/01/46	2,055	1,941,661
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing, Series A, 4.45%, 05/01/57	575	537,975
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	665	676,346

		8,977,391

Total Municipal Bonds — 140.4% (Cost: $1,007,124,795)		1,009,352,887

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

District of Columbia — 0.2%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	1,300	1,256,321

Florida — 0.5%
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,930	1,847,219
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(k)	1,771	1,578,936

		3,426,155

Georgia — 1.7%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	11,930	12,336,480

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,450	1,349,391

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 0.3%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	$2,338	$2,148,327

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	5,710	5,920,425

New York — 0.3%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,710	2,643,638

Pennsylvania(k) — 0.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38	3,650	3,726,398
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	2,597	2,601,479

		6,327,877

Rhode Island — 0.2%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,980	1,865,381

Texas — 0.3%
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,297	2,267,614

West Virginia — 0.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(k)	1,511	1,398,435

Wisconsin — 0.6%
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.10%, 11/01/43	1,342	1,251,003
Series A, 4.30%, 11/01/53	1,395	1,274,906
Series A, 4.45%, 05/01/57	1,678	1,563,754

		4,089,663

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.2% (Cost: $46,540,169)		45,029,707

Total Long-Term Investments — 146.6% (Cost: $1,053,664,964)		1,054,382,594

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(l)(m)	38,863,368	$38,863,368

Total Short-Term Securities — 5.4% (Cost: $38,860,798)		38,863,368

Total Investments — 152.0% (Cost: $1,092,525,762)		1,093,245,962

Other Assets Less Liabilities — 0.2%		606,302
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.8)%		(27,034,386)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.4)%		(347,800,000)

Net Assets Applicable to Common Shares — 100.0%		$719,017,878

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Zero-coupon bond.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between March 1, 2026 to February 15, 2028, is $5,393,921. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,928,146	$35,927,978	(a)	$—	$5,512	$1,732	$38,863,368	38,863,368	$432,806	$—

(a)	Represents net amount purchased (sold).

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	82	09/20/23	$9,140	$(27,023)
U.S. Long Bond	97	09/20/23	12,089	(52,642)
5-Year U.S. Treasury Note	78	09/29/23	8,337	(20,212)

				$(99,877)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$99,877	$—	$99,877

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$7,357,461	$—	$7,357,461

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,566,837	$—	$2,566,837

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$103,569,906
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,009,352,887	$—	$1,009,352,887
Municipal Bonds Transferred to Tender Option Bond Trusts	—	45,029,707	—	45,029,707

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2023	BlackRock MuniHoldings Fund, Inc. (MHD)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$38,863,368	$—	$—	$38,863,368

	$38,863,368	$1,054,382,594	$—	$1,093,245,962

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(99,877)	$—	$—	$(99,877)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(26,782,847)	$—	$(26,782,847)
VMTP Shares at Liquidation Value	—	(347,800,000)	—	(347,800,000)

	$—	$(374,582,847)	$—	$(374,582,847)

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 5.1%
Black Belt Energy Gas District, RB(a)
Series C-1, 5.25%, 02/01/53	$7,145	$7,483,323
Series F, 5.50%, 11/01/53	405	427,109
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	805	816,008
Series D, Sub Lien, 6.00%, 10/01/42	3,575	3,763,120
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	685	735,230

		13,224,790

Arizona — 1.8%
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	450	388,080
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.00%, 07/01/46(b)	1,685	1,552,840
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/44	2,825	2,746,149

		4,687,069

Arkansas — 1.0%
Arkansas Development Finance Authority, RB AMT, 5.70%, 05/01/53	435	442,540
Series A, AMT, 4.75%, 09/01/49(b)	2,305	2,196,266

		2,638,806

California — 6.4%
California Educational Facilities Authority, RB, Series U-7, 5.00%, 06/01/46	920	1,094,636
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 08/15/48	1,695	1,674,009
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	1,475	1,323,789
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	145	145,505
Series A, 5.25%, 08/15/49	370	370,903
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	1,495	1,495,211
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	775	779,628
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/42	1,345	1,322,742
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 5.00%, 05/15/46	1,155	1,226,647
Series D, AMT, Subordinate, 4.00%, 05/15/51	635	604,918
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	3,075	3,200,214
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/42(c)	2,000	916,230
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(d)	360	361,779
Val Verde Unified School District, GO, Series G, Election 2012, (AGM), 4.00%, 08/01/48	2,340	2,282,728

		16,798,939

Security	Par (000)	Value

Colorado — 1.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.50%, 11/15/53	$1,745	$1,890,866
Series D, AMT, 5.75%, 11/15/45	425	478,996
Colorado Health Facilities Authority, RB
5.50%, 11/01/47	175	187,310
5.25%, 11/01/52	360	382,134
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/44	450	465,444
Series A, 4.00%, 11/15/50	540	509,532

		3,914,282

Delaware — 1.2%
Delaware River & Bay Authority, Refunding RB, 4.00%, 01/01/44	1,500	1,459,301
Delaware State Health Facilities Authority, Refunding RB, 4.00%, 10/01/49	1,770	1,676,202

		3,135,503

District of Columbia — 7.9%
District of Columbia, Refunding RB, 5.00%, 10/01/48	2,315	2,375,850
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/39	380	375,159
Series A, AMT, 5.25%, 10/01/48	2,355	2,524,722
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33(c)	6,590	4,604,294
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/34(c)	4,830	3,210,849
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/35(c)	6,515	4,089,882
Series B, Subordinate, 4.00%, 10/01/49	1,790	1,688,092
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB
Series A, 4.00%, 07/15/46	1,205	1,186,900
Series A, 4.13%, 07/15/47	575	576,209

		20,631,957

Florida — 7.1%
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/45	210	207,451
Celebration Pointe Community Development District No. 1, SAB
5.00%, 05/01/32	415	418,656
5.00%, 05/01/48	1,120	1,074,634
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	1,190	1,205,092
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,340	1,349,218
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	995	1,041,610
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.25%, 10/01/52	480	505,545
County of Pasco Florida, RB
(AGM), 5.00%, 09/01/48	2,380	2,539,493
(AGM), 5.75%, 09/01/54	425	476,594
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	105	99,759

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	$1,495	$1,394,813
Palm Beach County Health Facilities Authority, RB, 5.00%, 11/15/45	3,150	2,947,471
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	5,000	5,151,735

		18,412,071

Georgia — 3.9%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	1,145	1,053,568
Development Authority for Fulton County, Refunding RB, 4.00%, 03/15/44	1,500	1,433,273
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	530	485,878
Georgia Ports Authority, ARB, 4.00%, 07/01/52	705	682,527
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	490	510,539
Series A, 5.00%, 05/15/36	490	505,257
Series A, 5.00%, 05/15/37	540	551,238
Series A, 5.00%, 05/15/38	295	298,761
Series A, 5.00%, 05/15/49	985	975,264
Series A, 5.00%, 06/01/53(a)	2,185	2,268,578
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,560	1,351,745

		10,116,628

Idaho — 3.7%
Idaho Housing & Finance Association, RB, Series A, 4.00%, 08/15/48	10,000	9,728,480

Illinois — 11.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	540	535,881
Series C, 5.25%, 12/01/35	1,465	1,479,320
Series D, 5.00%, 12/01/46	1,915	1,877,525
Series H, 5.00%, 12/01/36	450	457,393
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,460	1,470,424
Series F, 5.00%, 12/01/24	615	616,560
Series G, 5.00%, 12/01/34	450	461,772
Chicago O’Hare International Airport, Refunding ARB, Series B, Senior Lien, 5.00%, 01/01/53	1,435	1,504,971
Chicago Transit Authority Sales Tax Receipts Fund, RB, 2nd Lien, 5.00%, 12/01/46	615	631,914
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	805	808,182
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	235	222,257
Series A, 5.00%, 02/15/50	130	121,189
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(d)	145	150,613
Series C, 4.00%, 02/15/41	3,075	3,059,330
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	4,400	4,294,303
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	870	883,226
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(c)	5,175	2,029,578
State of Illinois, GO
5.00%, 02/01/39	1,540	1,542,504
Series A, 5.00%, 04/01/35	3,000	3,000,732

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
Series A, 5.00%, 04/01/38	$3,490	$3,490,852
Series B, 5.25%, 05/01/43	500	532,000
University of Illinois, RB, Series A, 5.00%, 04/01/44	985	997,150
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	540	540,370

		30,708,046

Indiana — 1.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	790	796,946
AMT, 7.00%, 01/01/44	1,905	1,921,334

		2,718,280

Kansas — 0.1%
Ellis County Unified School District No. 489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	260	254,108

Kentucky — 0.9%
Kentucky Economic Development Finance Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,010	1,043,099
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(e)	1,200	1,403,624

		2,446,723

Louisiana — 0.7%
Lafayette Parish School Board Sale Tax Revenue, RB, 4.00%, 04/01/53	370	360,464
Louisiana Public Facilities Authority, Refunding RB, Class A, 4.00%, 12/15/27(d)	60	62,928
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/48	915	920,339
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	410	410,591

		1,754,322

Maryland — 0.4%
Maryland Health & Higher Educational Facilities Authority, RB
Series 2017, 5.00%, 12/01/46	420	433,113
Series B, 4.00%, 04/15/50	595	561,294

		994,407

Massachusetts — 4.0%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 10/01/47	1,285	1,407,738
Series C, 5.00%, 10/01/52	1,335	1,450,424
Massachusetts Development Finance Agency, RB,
Series A, 5.00%, 01/01/47	1,150	1,151,624
Massachusetts Development Finance Agency, Refunding RB
4.00%, 10/01/32(b)	215	193,524
4.13%, 10/01/42(b)	470	388,703
5.00%, 07/01/47	4,575	4,689,370
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	1,110	1,171,025

		10,452,408

Michigan — 7.3%
City of Lansing Michigan, Refunding GO, Series B, (AGM), 5.00%, 06/01/48	1,550	1,683,520
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series B, 2nd Lien, 5.25%, 07/01/47	545	591,151
Series B, 2nd Lien, 5.50%, 07/01/52	1,290	1,412,742

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Great Lakes Water Authority Sewage Disposal System Revenue, RB (continued)
Series A, Senior Lien, 5.25%, 07/01/52	$1,290	$1,377,588
Great Lakes Water Authority Water Supply System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/52	1,290	1,395,157
Series B, Senior Lien, 5.50%, 07/01/52	1,290	1,413,981
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	715	760,563
Michigan Finance Authority, RB
4.00%, 02/15/47	395	372,655
4.00%, 02/15/50	2,235	2,092,045
4.00%, 02/15/44	810	775,513
Michigan Finance Authority, Refunding RB
Series A, 4.00%, 12/01/49	1,480	1,387,482
Series MI1, 5.00%, 12/01/48	2,000	2,085,040
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 5.00%, 10/01/48	2,555	2,631,630
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,070	1,082,693

		19,061,760

Minnesota — 1.5%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,995	1,866,734
Series A, 5.25%, 02/15/53	565	575,579
Series A, 5.25%, 02/15/58	1,480	1,507,547

		3,949,860

Mississippi — 2.2%
State of Mississippi Gaming Tax Revenue, RB
Series A, 5.00%, 10/15/37	1,000	1,044,799
Series A, 4.00%, 10/15/38	5,000	4,765,610

		5,810,409

Missouri — 3.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 09/01/48	2,610	2,674,851
Series A, 4.00%, 02/15/49	2,630	2,437,466
Series C, 5.00%, 11/15/42	2,570	2,664,799
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	1,280	1,309,194

		9,086,310

Nebraska — 1.5%
Omaha Public Power District, RB, Series A, (AGM-CR), 4.00%, 02/01/51	4,040	3,882,355

New Hampshire(b) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	1,545	1,340,867
Series C, AMT, 4.88%, 11/01/42	805	721,544

		2,062,411

New Jersey — 11.8%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,675	1,691,711
5.25%, 11/01/44	1,525	1,532,871

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, RB
Class A, 5.25%, 11/01/47	$1,740	$1,914,940
Series EEE, 5.00%, 06/15/48	5,845	6,137,694
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,425	1,433,936
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	2,240	2,141,409
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,230	1,212,427
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,245	1,282,670
New Jersey Transportation Trust Fund Authority, RB,
Series S, 5.00%, 06/15/46	1,225	1,287,490
New Jersey Transportation Trust Fund Authority,
Refunding RB, Series A, 4.25%, 06/15/40	3,225	3,263,187
New Jersey Turnpike Authority, RB, Series E, 5.00%,
01/01/45	2,615	2,659,068
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	525	547,487
Sub-Series B, 5.00%, 06/01/46	5,660	5,649,574

		30,754,464

New York — 19.9%
City of New York, GO
Series A-1, 4.00%, 09/01/46	800	782,133
Series C, 5.00%, 08/01/43	1,115	1,210,810
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,960	1,836,520
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,585	1,607,661
Series C-1, 5.00%, 11/15/50	515	530,183
Series C-1, 5.25%, 11/15/55	760	793,951
New York City Housing Development Corp., RB, M/F Housing, Sustainability Bonds, 4.80%, 02/01/53	5,000	5,061,770
New York City Municipal Water Finance Authority, Refunding RB
Series BB-1, 4.00%, 06/15/45	740	729,132
Series DD, 4.13%, 06/15/46	4,410	4,407,279
Series DD, 4.13%, 06/15/47	4,535	4,541,889
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	1,875	1,820,878
Series A, 6.25%, 06/01/41(b)	1,800	1,800,490
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50	1,815	1,424,717
Class 2, 5.38%, 11/15/40(b)	850	853,164
Series 1, 5.00%, 11/15/44(b)	2,860	2,791,246
Series A, 2.88%, 11/15/46	995	727,368
Series A, (BAM-TCRS), 3.00%, 11/15/51	2,370	1,751,255
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/44	1,080	1,064,772
Series A, 4.00%, 03/15/47	3,855	3,781,666
Series A, 4.00%, 03/15/48	640	627,769
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	860	834,317
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/49	990	961,445
Series E, 4.00%, 03/15/46	3,000	2,930,943
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,050	1,099,391

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	$2,595	$2,673,011
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	3,055	3,018,120
Series A, 5.00%, 05/15/48	400	439,961
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	850	909,440
Series A, 5.00%, 11/15/54	825	876,115

		51,887,396

Ohio — 2.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, 4.00%, 06/01/48	830	762,328
Series B-2, Class 2, 5.00%, 06/01/55	3,895	3,627,020
County of Franklin Ohio, RB, Series 2017, 5.00%, 12/01/46	400	411,152
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	530	610,759
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	590	539,134
Series A, 3.75%, 08/15/50	1,040	893,601
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	130	119,234
State of Ohio, RB, AMT, 5.00%, 06/30/53	275	275,626

		7,238,854

Oregon — 3.1%
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	7,230	8,001,398

Pennsylvania — 4.0%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM-CR), 4.00%, 01/01/56	605	561,665
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	1,070	1,084,785
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	510	463,341
Series A, 5.00%, 09/01/48	345	353,351
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	850	854,584
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,035	1,035,325
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/52	1,120	1,122,231
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series B, 4.00%, 12/01/53	1,090	1,051,618
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,105	1,121,053
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	735	711,556
Pennsylvania Turnpike Commission, Refunding RB, Series C, 4.00%, 12/01/51	2,140	2,055,059

		10,414,568

Puerto Rico — 5.5%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	1,435	1,531,714
Series A-1, Restructured, 5.75%, 07/01/31	1,295	1,410,600

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	$1,843	$1,741,423
Series A-1, Restructured, 5.00%, 07/01/58	5,562	5,426,699
Series A-2, Restructured, 4.78%, 07/01/58	2,941	2,767,257
Series A-2, Restructured, 4.33%, 07/01/40	85	80,395
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,051	1,423,963

		14,382,051

Rhode Island — 0.3%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/35	820	825,212

South Carolina — 5.6%
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 12/01/44	1,820	1,742,774
5.00%, 11/15/47	1,350	1,247,232
Series A, 5.00%, 05/01/48	1,505	1,516,989
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49	650	598,396
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	6,180	6,236,207
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,430	1,445,513
Series E, 5.25%, 12/01/55	1,735	1,771,350

		14,558,461

Tennessee — 3.7%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	1,275	1,324,605
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	690	707,071
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	955	919,124
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,640	1,742,347
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	3,595	3,701,196
Tennessee Housing Development Agency, RB, S/F Housing, Second Series, 5.00%, 01/01/53	1,285	1,319,094

		9,713,437

Texas — 11.4%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	435	426,599
7.88%, 11/01/62	370	378,223
City of Austin Texas Airport System Revenue, ARB, Series B, AMT, 5.00%, 11/15/44	1,795	1,873,145
City of Houston Texas Airport System Revenue, Refunding RB AMT, 5.00%, 07/01/29	775	776,563
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	2,320	2,506,171
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	4,500	5,082,606
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	745	746,097

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48(f)	$1,335	$1,466,790
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	670	654,737
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	140	135,646
Klein Independent School District, GO, (PSF), 4.00%, 08/01/47	2,315	2,247,701
New Caney Independent School District, Refunding GO, (PSF), 5.00%, 02/15/53(f)	2,315	2,515,428
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,245	1,301,136
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 07/01/53	620	568,753
Series A, 5.00%, 07/01/53	760	809,406
Series B, 5.00%, 07/01/48	4,545	4,730,036
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	1,000	967,002
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	1,140	1,145,969
Texas Water Development Board, RB, 4.00%, 10/15/45	1,285	1,267,641

		29,599,649

Utah — 2.1%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/48	875	900,693
Series A, Class A, AMT, 5.00%, 07/01/46	1,950	2,043,031
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.25%, 07/01/48(f)	2,330	2,505,943

		5,449,667

Virginia — 1.4%
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	1,455	1,402,076
Series A, Senior Lien, 4.00%, 07/01/55	2,395	2,307,865

		3,709,941

Washington — 1.1%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,465	1,504,442
Series C, AMT, 5.00%, 04/01/40	755	762,600
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 5.50%, 08/01/47	645	699,571

		2,966,613

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	2,830	2,673,917

Total Municipal Bonds — 149.0% (Cost: $385,566,811)		388,645,552

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(a)(g)

Georgia — 1.8%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52	$4,379	$4,528,097

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	2,084	2,160,695

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.6% (Cost: $6,792,459)		6,688,792

Total Long-Term Investments — 151.6% (Cost: $392,359,270)		395,334,344

	Shares

Short-Term Securities

Money Market Funds — 6.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(h)(i)	17,478,788	17,478,788

Total Short-Term Securities — 6.7% (Cost: $17,478,044)		17,478,788

Total Investments — 158.3% (Cost: $409,837,314)		412,813,132

Liabilities in Excess of Other Assets — (2.9)%		(7,702,466)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.7)%		(4,339,573)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (53.7)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$260,771,093

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	When-issued security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$10,140,146	$7,341,833	(a)	$—	$(706)	$(2,485)	$17,478,788	17,478,788	$328,535	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	64	09/20/23	$7,134	$176,919
U.S. Long Bond	71	09/20/23	8,848	188,304
5-Year U.S. Treasury Note	56	09/29/23	5,985	134,225

				$499,448

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$499,448	$—	$499,448

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,919,225	$—	$2,919,225

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,561,390	$—	$1,561,390

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$45,630,375
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniVest Fund II, Inc. (MVT)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$388,645,552	$—	$388,645,552
Municipal Bonds Transferred to Tender Option Bond Trusts	—	6,688,792	—	6,688,792
Short-Term Securities
Money Market Funds	17,478,788	—	—	17,478,788

	$17,478,788	$395,334,344	$—	$412,813,132

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$499,448	$—	$—	$499,448

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(4,307,798)	$—	$(4,307,798)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

	$—	$(144,307,798)	$—	$(144,307,798)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.9%
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	$1,355	$1,337,680
Series A, 5.25%, 01/01/54	810	854,662
Series C-1, 5.25%, 02/01/53	1,280	1,340,609
Series F, 5.50%, 11/01/53	810	854,218
Black Belt Energy Gas District, Refunding RB, Series D-1, 5.50%, 06/01/49(a)(b)	835	879,009
Energy Southeast A Cooperative District, RB, Series A-1, 5.50%, 11/01/53(a)	3,075	3,304,792
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	240	251,801
Series A, 5.00%, 12/01/47	655	667,806
Southeast Energy Authority A Cooperative District, RB, Series A-1, 5.50%, 01/01/53(a)	740	794,263

		10,284,840

Arizona — 3.2%
Arizona Industrial Development Authority, RB(c)
5.00%, 07/01/54	545	468,668
Series A, 5.00%, 07/01/49	545	482,153
Series A, 5.00%, 07/01/54	420	363,322
City of Phoenix Civic Improvement Corp., ARB
Series B, AMT, Junior Lien, 5.00%, 07/01/44	1,745	1,820,719
Series B, AMT, Junior Lien, 5.00%, 07/01/49	1,620	1,673,117
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	305	263,032
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/39(c)	500	473,724
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(c)	1,025	905,561
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/54(c)	290	258,851
Series A, 5.00%, 09/01/37	575	599,720
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,120	1,156,421

		8,465,288

Arkansas — 0.6%
Arkansas Development Finance Authority, RB
AMT, 5.70%, 05/01/53	420	427,280
Series A, AMT, 4.50%, 09/01/49(c)	1,275	1,156,744

		1,584,024

California — 7.3%
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(c)	120	78,816
California Enterprise Development Authority, RB, 8.00%, 11/15/62(c)	370	362,411
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,295,482
CSCDA Community Improvement Authority, RB, M/F Housing(c)
5.00%, 09/01/37	100	98,333
4.00%, 10/01/56	155	127,855
4.00%, 12/01/56	200	141,863
Series A, 4.00%, 06/01/58	930	724,209
Senior Lien, 3.13%, 06/01/57	525	359,418

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(c) (continued)
Series A, Senior Lien, 4.00%, 12/01/58	$755	$581,350
Mount San Antonio Community College District, Refunding GO, CAB, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/28(d)	5,000	4,656,185
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	765	787,862
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	1,485	1,398,710
San Diego Community College District, GO, CAB(e)
Election 2006, 0.00%, 08/01/31	1,855	1,170,431
Election 2006, 0.00%, 08/01/32	2,320	1,374,716
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(e)	1,400	784,020
San Diego Unified School District, GO, CAB, Series G, Election 2008, 0.00%, 01/01/24(e)(f)	2,730	1,403,828
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(e)	1,110	872,815
Yosemite Community College District, GO(e)
Series D, Election 2004, 0.00%, 08/01/36	2,000	1,245,274
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,577,458

		19,041,036

Colorado — 2.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	820	888,544
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	695	671,525
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	945	896,353
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	940	873,796
Series A, 5.00%, 05/15/52	1,175	1,246,627
Denver City & County School District No. 1, GO, (SAW), 4.00%, 12/01/45	1,475	1,470,457
State of Colorado, COP, Series S, 4.00%, 03/15/40	1,635	1,634,951

		7,682,253

Connecticut — 0.1%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	55	52,071
Connecticut State Health & Educational Facilities Authority, RB
5.25%, 07/15/48	145	158,638
4.25%, 07/15/53	190	183,725

		394,434

District of Columbia — 1.0%
District of Columbia, RB, Series C, 4.00%, 05/01/45	1,720	1,724,859
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	825,184

		2,550,043

Florida — 12.3%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,420	1,435,373

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Trust Agency, Inc., RB(c)
5.00%, 01/01/55	$535	$412,935
Series A, 5.00%, 06/01/55	480	404,306
Series A, 5.50%, 06/01/57	170	154,319
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,340	2,430,827
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	2,210	2,446,912
City of Tampa Florida, RB, CAB(e)
Series A, 0.00%, 09/01/49	525	137,630
Series A, 0.00%, 09/01/53	560	118,432
County of Broward Florida Airport System Revenue, ARB
AMT, 5.25%, 09/01/47	1,000	1,067,740
Series A, AMT, 4.00%, 10/01/49	915	851,543
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	880	921,223
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	160	162,080
County of Miami-Dade Seaport Department, ARB(f)
Series B, AMT, 6.00%, 10/01/23	1,150	1,153,936
Series B, AMT, 6.25%, 10/01/23	360	361,377
County of Miami-Dade Seaport Department, Refunding RB
Series A, AMT, 5.00%, 10/01/42	360	378,103
Series A, AMT, 5.00%, 10/01/47	600	625,950
Series A, AMT, 5.25%, 10/01/52	285	300,167
Series A-1, AMT, (AGM), 4.00%, 10/01/45	790	740,494
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/41	505	195,325
Series A-2, 0.00%, 10/01/42	675	246,130
Series A-2, 0.00%, 10/01/46	480	139,715
Series A-2, 0.00%, 10/01/47	775	214,544
Series A-2, 0.00%, 10/01/48	270	70,369
County of Pasco Florida, RB, (AGM), 5.75%, 09/01/54	180	201,852
Florida Development Finance Corp., RB(c)
6.50%, 06/30/57	340	331,713
AMT, 5.00%, 05/01/29	480	453,978
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(c)	270	216,749
Greater Orlando Aviation Authority, ARB
Sub-Series A, AMT, 5.00%, 10/01/37	660	686,286
Sub-Series A, AMT, 5.00%, 10/01/47	4,690	4,826,207
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/48	2,165	2,218,428
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	201,395
4.00%, 05/01/50	395	308,529
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	2,635	2,682,414
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,805	1,684,038
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	495	509,850
5.00%, 08/01/47	1,435	1,478,050

Security	Par (000)	Value

Florida (continued)
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	$120	$117,405
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	140	115,801
Seminole Improvement District, RB, 5.30%, 10/01/37	150	148,835
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	405,911
Village Community Development District No. 14, SAB, 5.50%, 05/01/53	545	561,026
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(c)	215	217,653

		32,335,550

Georgia — 3.3%
Development Authority for Fulton County, RB, 4.00%, 07/01/49	500	453,467
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(c)	200	179,169
Gainesville & Hall County Hospital Authority, RB, Series A, 4.00%, 02/15/51	875	802,157
Georgia Housing & Finance Authority, Refunding RB, 3.70%, 06/01/49	1,665	1,451,034
Georgia Ports Authority, ARB, 4.00%, 07/01/52	375	363,046
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	615	613,519
Series A, 5.00%, 05/15/49	235	232,677
Series A, 5.00%, 06/01/53(a)	2,005	2,081,693
Series C, 5.00%, 09/01/53(a)	1,110	1,167,646
Municipal Electric Authority of Georgia, RB
Class A, 5.50%, 07/01/63	345	358,129
Series A, 5.00%, 01/01/59	880	887,578
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(f)	120	121,299

		8,711,414

Hawaii — 1.0%
State of Hawaii Airports System Revenue, ARB
Series A, AMT, 5.00%, 07/01/43	1,410	1,455,172
Series A, AMT, 5.00%, 07/01/48	1,050	1,075,253

		2,530,425

Illinois — 12.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,265	1,317,028
Series A, 5.00%, 12/01/40	1,195	1,208,273
Series A, 5.00%, 12/01/47	360	354,841
Chicago Board of Education, Refunding GO, Series A, 5.00%, 12/01/30	135	140,128
Chicago Midway International Airport, Refunding ARB, Series B, 5.00%, 01/01/46	1,770	1,817,702
Chicago Midway International Airport, Refunding RB,
Series A, AMT, 2nd Lien, 5.00%, 01/01/34	505	506,234
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,585	2,704,846
Chicago O’Hare International Airport, Refunding ARB
Series A, AMT, Senior Lien, 5.00%, 01/01/48	740	762,543
Series A, AMT, Senior Lien, 4.38%, 01/01/53	830	797,911
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/57	705	734,030

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/53	$4,795	$5,234,869
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 11/01/53	525	569,864
Illinois Finance Authority, RB, 5.00%, 10/01/48	475	518,028
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	1,110	1,129,838
Series C, 4.13%, 08/15/37	665	651,979
Series C, 5.00%, 08/15/44	305	308,279
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	120	120,283
Illinois State Toll Highway Authority, RB
Series A, 4.00%, 01/01/46	930	907,660
Series B, 5.00%, 01/01/40	920	948,342
Metropolitan Pier & Exposition Authority, RB
Series A, (NPFGC), 0.00%, 12/15/36(e)	10,000	5,843,000
Series A, 5.00%, 06/15/57	670	680,185
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(e)	2,980	1,168,723
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,353,498
State of Illinois, GO
5.25%, 02/01/32	870	875,477
5.25%, 02/01/34	600	603,664
Series B, 5.25%, 05/01/40	635	681,637

		32,938,862

Indiana — 0.2%
Indianapolis Local Public Improvement Bond Bank, RB
5.25%, 02/01/48	245	271,969
4.13%, 02/01/52	260	249,673

		521,642

Kentucky — 0.9%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(c)	150	143,464
County of Boyle Kentucky, Refunding RB
Series A, 4.25%, 06/01/46	200	191,202
Series A, 5.25%, 06/01/49	370	395,242
Fayette County School District Finance Corp., RB
(NGFGC), 5.00%, 06/01/44	545	588,449
(BAM-TCRS), 5.00%, 06/01/46	480	516,054
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	530	519,475

		2,353,886

Louisiana — 2.7%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/42	2,400	2,456,712
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	1,095	1,174,122
New Orleans Aviation Board, ARB
Series B, AMT, 5.00%, 01/01/45	2,380	2,388,799
Series B, AMT, 5.00%, 01/01/48	1,010	1,015,893

		7,035,526

Security	Par (000)	Value

Maryland — 0.6%
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(c)	$655	$513,033
Maryland Economic Development Corp., RB
5.00%, 07/01/56	145	144,222
Class B, AMT, 5.25%, 06/30/55	800	825,160

		1,482,415

Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	1,857,619
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	815	835,374
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	48,136
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	355	338,425

		3,079,554

Michigan — 6.6%
City of Lansing Michigan, Refunding GO, Series B, (AGM), 4.13%, 06/01/48	880	857,880
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	545	522,854
Michigan Finance Authority, RB
4.00%, 02/15/50	1,885	1,764,432
Series A, 4.00%, 11/15/50	2,550	2,392,591
Series S, 5.00%, 11/01/44	1,755	1,792,217
Michigan Finance Authority, Refunding RB
4.00%, 11/15/46	1,050	987,562
Series A, 4.00%, 12/01/40	2,630	2,581,119
Michigan State Building Authority, Refunding RB, Series II, 4.00%, 10/15/47(b)	535	518,517
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	1,300	1,361,893
Michigan State Housing Development Authority, RB, M/F Housing
Series A, AMT, 2.55%, 10/01/51	645	417,823
Series A, AMT, 4.15%, 10/01/53	1,550	1,394,344
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	450	373,720
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,980	2,003,489
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(f)	340	341,538

		17,309,979

Minnesota — 0.2%
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	445	471,988

Missouri — 0.4%
Kansas City Industrial Development Authority, ARB
AMT, 5.00%, 03/01/46	470	482,183
Series B, AMT, 5.00%, 03/01/39	670	704,892

		1,187,075

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 1.0%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/37	$1,150	$1,197,558
Omaha Public Power District, Refunding RB, Series A, 4.00%, 02/01/42	1,355	1,339,492

		2,537,050

Nevada — 1.0%
County of Clark Nevada, RB, Subordinate, (AGM), 4.00%, 07/01/40	2,715	2,691,817

New Jersey — 7.0%
Camden County Improvement Authority, RB, 6.00%, 06/15/62	180	186,770
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	730	753,126
New Jersey Economic Development Authority, RB
Series WW, 5.00%, 06/15/25(f)	980	1,012,413
Series WW, 5.25%, 06/15/25(f)	455	472,133
AMT, 5.13%, 01/01/34	610	612,097
AMT, 5.38%, 01/01/43	790	791,875
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	297,457
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	731,922
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 4.00%, 12/01/41	875	862,499
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	1,400	1,459,661
Series A, 0.00%, 12/15/29(e)	225	179,201
Series AA, 5.00%, 06/15/38	1,180	1,197,396
Series AA, 4.00%, 06/15/40	925	907,289
Series AA, 4.00%, 06/15/50	560	533,582
Series AA, 5.00%, 06/15/50	710	755,359
Series BB, 4.00%, 06/15/50	1,400	1,333,153
Series D, 5.00%, 06/15/32	525	537,439
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/37	525	584,557
Series A, 5.25%, 06/15/42	210	233,502
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	970	975,843
Series A, 4.00%, 01/01/48	900	889,264
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,220	1,301,585
Sub-Series B, 5.00%, 06/01/46	1,870	1,866,555

		18,474,678

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	180	155,745

New York — 12.5%
City of New York, GO
Series A-1, 5.00%, 08/01/47	260	282,250
Series B, 5.25%, 10/01/41	545	619,567
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,349,832
New York City Housing Development Corp., RB, M/F Housing, Sustainability Bonds, 4.80%, 02/01/53	615	622,598

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42	$1,105	$1,104,767
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/42	2,715	2,983,318
New York Liberty Development Corp., Refunding RB
Series 1, 5.00%, 11/15/44(c)	975	951,561
Series A, 2.88%, 11/15/46	855	625,025
Series A, (BAM-TCRS), 3.00%, 11/15/51	2,045	1,511,104
Series A, 3.00%, 11/15/51	1,015	736,647
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/55	230	223,387
Series A, 4.00%, 11/15/60	425	405,906
New York State Thruway Authority, RB, Series N, 4.00%, 01/01/46	720	708,782
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/46	1,660	1,632,534
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/36	450	480,516
Series A, AMT, 5.25%, 01/01/50	4,950	4,960,341
New York Transportation Development Corp., RB, AMT, 5.00%, 10/01/35	1,050	1,099,391
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/55	1,570	1,449,970
Port Authority of New York & New Jersey, Refunding ARB
186th Series, AMT, 5.00%, 10/15/36	305	310,731
Series 197, AMT, 5.00%, 11/15/35	250	262,124
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	3,150	3,103,796
Series A, 4.50%, 05/15/63	1,000	1,020,236
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	180	192,587
Series D-2, Senior Lien, 5.25%, 05/15/47	1,680	1,871,031
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 4.00%, 05/15/51	4,500	4,353,250

		32,861,251

Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,215	4,856,203
County of Franklin Ohio, RB, 5.00%, 11/01/48	450	505,207
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/24(f)	405	408,660
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(c)	530	486,106
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	90	91,665

		6,347,841

Oklahoma — 0.3%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	483,659
Oklahoma Water Resources Board, RB, 4.00%, 04/01/48	345	338,920

		822,579

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 1.6%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40(d)	$390	$412,647
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(e)	875	456,494
Port of Portland Oregon Airport Revenue, Refunding ARB, 29th Series, AMT, 5.50%, 07/01/48	2,930	3,242,613

		4,111,754

Pennsylvania — 10.5%
Allegheny County Airport Authority, ARB
Series A, AMT, 5.00%, 01/01/51	1,010	1,045,375
Series A, AMT, 5.00%, 01/01/56	1,075	1,107,832
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	150,960
City of Philadelphia Pennsylvania, GO, Series A, (AGM-CR), 4.00%, 05/01/41	1,310	1,290,557
Montgomery County Higher Education and Health Authority, Refunding RB, Class B, 5.00%, 05/01/57	1,370	1,423,433
Pennsylvania Economic Development Financing Authority, RB
Series B, 4.00%, 03/15/40	3,000	3,005,925
AMT, 5.00%, 12/31/34	2,220	2,266,391
AMT, 5.00%, 12/31/38	1,155	1,167,635
AMT, 5.50%, 06/30/41	900	998,284
AMT, 5.00%, 06/30/42	3,300	3,317,797
AMT, 5.75%, 06/30/48	780	864,850
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	180	136,599
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/45	3,150	3,179,043
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, 5.00%, 10/01/50	410	424,067
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	730	754,328
Series B, 5.00%, 12/01/40	285	293,197
Series C, 5.50%, 12/01/23(f)	490	493,373
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	1,700	1,743,443
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	1,835	1,842,221
Series A, 5.00%, 12/01/38	550	562,302
Series A-1, 5.00%, 12/01/40	680	695,949
Series C, 5.00%, 12/01/39	900	920,081

		27,683,642

Puerto Rico — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	6,611	6,246,635
Series A-1, Restructured, 5.00%, 07/01/58	2,718	2,651,882
Series A-2, Restructured, 4.78%, 07/01/58	276	259,695
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,252,269
Series B-1, Restructured, 4.75%, 07/01/53	424	400,535
Series B-2, Restructured, 4.78%, 07/01/58	411	386,817
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	5,025	1,416,633

		12,614,466

Security	Par (000)	Value

Rhode Island — 0.1%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	$305	$315,767

South Carolina — 6.0%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	272,473
4.38%, 11/01/49	465	379,962
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/43	2,010	2,111,927
5.00%, 01/01/55(c)	855	717,864
7.50%, 08/15/62(c)	405	374,851
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	2,220	2,280,944
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	3,935	3,970,789
Series A, 4.00%, 12/01/55	550	500,938
Series E, 5.50%, 12/01/53	2,820	2,838,649
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	1,840	1,849,325
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, 4.35%, 07/01/47	470	451,022
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing, Series A, 4.95%, 07/01/53	100	101,473

		15,850,217

Tennessee — 3.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/52	1,020	1,072,576
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,040	1,104,903
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	3,600	3,737,142
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	2,055	2,115,705

		8,030,326

Texas — 15.9%
Arlington Higher Education Finance Corp., RB(c)
7.50%, 04/01/62	420	411,889
7.88%, 11/01/62	370	378,223
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/49	1,180	1,396,811
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,240	1,257,980
Series C, 5.00%, 08/15/42	625	631,623
City of Austin Texas Airport System Revenue, RB, AMT, 5.00%, 11/15/52	470	493,980
City of Corpus Christi Texas Utility System Revenue, Refunding RB, 4.00%, 07/15/48	500	479,165
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	405	405,020
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	230	233,322
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	228,559
Sub-Series A, AMT, 4.00%, 07/01/46	830	775,280
Sub-Series A, AMT, 4.00%, 07/01/48	2,510	2,351,566

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding RB (continued)
Series A, AMT, 1st Lien, Subordinate, (AGM), 5.25%, 07/01/48	$610	$658,950
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.25%, 02/01/46	1,470	1,660,318
County of Harris Texas Toll Road Revenue, Refunding RB, 1st Lien, 4.00%, 08/15/45	425	421,231
Cypress-Fairbanks Independent School District, GO, (PSF), 4.00%, 02/15/48	225	218,484
Dallas Fort Worth International Airport, Refunding RB
Series B, 4.00%, 11/01/45	1,080	1,050,632
Series F, 5.25%, 11/01/33	865	869,519
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48(b)	615	675,712
Dickinson Independent School District, GO, (PSF), 4.13%, 02/15/48(b)	350	343,865
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	500	484,452
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(e)(f)	3,020	1,496,772
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(e)(f)	1,850	1,046,027
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(c)	450	392,918
North Texas Tollway Authority, RB, Series C, Convertible, 6.75%, 09/01/31(d)(f)	10,000	12,909,720
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,090	1,090,449
Spring Independent School District, GO, 5.00%, 08/15/45	650	710,920
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,180	1,257,463
Series A, 4.00%, 07/01/53	525	481,606
Series A, 5.00%, 07/01/53	645	686,930
Series B, 5.00%, 07/01/36	1,815	1,922,011
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	754,370
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	223,558
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	215	215,133
Series A, (GNMA), 3.75%, 09/01/49	365	342,207
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,500	1,565,182
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,135	1,136,750

		41,658,597

Utah — 2.8%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,095	1,121,922
Series A, AMT, 5.00%, 07/01/48	395	406,599

Security	Par (000)	Value

Utah (continued)
City of Salt Lake City Utah Airport Revenue, RB, Series A, AMT, 5.25%, 07/01/48(b)	$325	$349,541
County of Utah, RB, Series B, 4.00%, 05/15/47	5,135	4,953,827
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(c)	185	172,857
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(c)	335	315,623

		7,320,369

Virginia — 0.5%
Roanoke Economic Development Authority, Refunding RB, 3.00%, 07/01/45	490	383,416
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	965	907,688

		1,291,104

Washington — 2.2%
Port of Seattle Washington, ARB
Series C, AMT, 5.00%, 04/01/40	900	909,060
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	720	739,246
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	430	399,365
Washington Health Care Facilities Authority, RB, 4.00%, 10/01/45	630	553,139
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	3,040	3,105,612

		5,706,422

Wisconsin — 1.8%
Public Finance Authority, RB
5.00%, 10/15/56(c)	215	181,995
Class A, 5.00%, 06/15/51(c)	555	437,233
Class A, 6.00%, 06/15/52	140	127,409
Class A, 6.13%, 06/15/57	160	146,855
Series A, 5.00%, 07/15/39(c)	100	93,077
Series A, 5.00%, 07/01/40(c)	300	272,877
Series A, 5.00%, 07/15/49(c)	355	310,248
Series A, 5.00%, 07/15/54(c)	170	145,178
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(c)	295	246,038
Wisconsin Housing & Economic Development Authority Housing Revenue, RB, M/F Housing
Series A, 4.15%, 11/01/48	1,920	1,796,404
Series A, 4.45%, 05/01/57	1,030	963,676

		4,720,990

Total Municipal Bonds — 134.6% (Cost: $346,422,915)		353,154,849

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39 .	920	889,088

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 3.5%
City of Tampa Florida Water & Wastewater System Revenue, RB, Series A, 5.25%, 10/01/57	$2,150	$2,380,479
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	4,200	4,821,552
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,101,663

		9,303,694

Illinois — 5.6%
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 08/15/51	1,951	2,076,424
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/38	1,858	1,859,398
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	10,615,615

		14,551,437

New York — 4.1%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,770	1,726,082
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/35	1,470	1,500,581
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/47	1,810	1,797,891
Port Authority of New York & New Jersey, Refunding RB, 5.25%, 10/15/57	1,910	1,999,794
Triborough Bridge & Tunnel Authority, RB, Series A, 5.00%, 11/15/51	1,990	2,134,783
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	1,500	1,462,304

		10,621,435

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	3,280	3,135,875

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.7% (Cost: $37,065,985)		38,501,529

Total Long-Term Investments — 149.3% (Cost: $383,488,900)		391,656,378

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.57%(h)(i)	7,783,129	$7,783,129

Total Short-Term Securities — 3.0% (Cost: $7,783,129)		7,783,129

Total Investments — 152.3% (Cost: $391,272,029)		399,439,507

Other Assets Less Liabilities — 0.1%		405,984
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.0)%		(21,031,126)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.4)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$262,314,365

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Zero-coupon bond.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$661,236	$7,120,736	(a)	$—	$1,157	$—	$7,783,129	7,783,129	$94,128	$—

(a)	Represents net amount purchased (sold).

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	32	09/20/23	$3,567	$(10,545)
U.S. Long Bond	34	09/20/23	4,237	(18,452)
5-Year U.S. Treasury Note	28	09/29/23	2,993	(7,256)

				$(36,253)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$36,253	$—	$36,253

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,792,797	$—	$1,792,797

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,630,767	$—	$1,630,767

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$25,627,297
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$353,154,849	$—	$353,154,849
Municipal Bonds Transferred to Tender Option Bond Trusts	—	38,501,529	—	38,501,529

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2023	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$7,783,129	$—	$—	$7,783,129

	$7,783,129	$391,656,378	$—	$399,439,507

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(36,253)	$—	$—	$(36,253)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(20,827,950)	$—	$(20,827,950)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(137,327,950)	$—	$(137,327,950)

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
July 31, 2023

	BKN	BFK	MHD	MVT

ASSETS
Investments, at value — unaffiliated(a)	$360,972,139	$785,124,793	$1,054,382,594	$395,334,344
Investments, at value — affiliated(b)	755,448	24,056,456	38,863,368	17,478,788
Cash pledged for futures contracts	209,000	438,000	653,000	484,000
Receivables:
Investments sold	851,864	1,782,741	509,333	—
Dividends — affiliated	4,887	78,169	73,807	43,921
Interest — unaffiliated	2,995,979	7,628,121	10,524,018	3,834,279
Deferred offering costs	85,860	202,096	—	—
Prepaid expenses	19,878	16,167	81,742	19,941

Total assets	365,895,055	819,326,543	1,105,087,862	417,195,273

ACCRUED LIABILITIES
Bank overdraft	48,263	87,406	121,556	34,799
Payables:
Investments purchased	2,270,599	29,161,044	9,969,574	11,592,494
Accounting services fees	27,135	35,664	59,906	29,648
Administration fees	46,270	—	—	—
Capital shares redeemed	58,280	187,036	251,164	72,461
Custodian fees	2,631	5,203	6,617	3,051
Income dividend distributions — Common Shares	27,104	46,864	84,309	44,852
Interest expense and fees	65,487	—	251,539	31,775
Investment advisory fees	107,775	399,811	508,790	170,578
Directors’ and Officer’s fees	43,879	187,166	52,870	1,516
Other accrued expenses	11,777	3,974	14,911	7,972
Professional fees	57,371	71,283	78,989	70,412
Transfer agent fees	14,628	24,649	30,529	15,187
Variation margin on futures contracts	17,636	37,513	56,383	41,637

Total accrued liabilities	2,798,835	30,247,613	11,487,137	12,116,382

OTHER LIABILITIES
TOB Trust Certificates	6,818,841	—	26,782,847	4,307,798
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	125,900,000	270,800,000	347,800,000	140,000,000

Total other liabilities	132,718,841	270,800,000	374,582,847	144,307,798

Total liabilities	135,517,676	301,047,613	386,069,984	156,424,180

Commitments and contingent liabilities NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$230,377,379	$518,278,930	$719,017,878	$260,771,093

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$241,309,196	$584,375,918	$799,994,330	$286,203,129
Accumulated loss	(10,931,817)	(66,096,988)	(80,976,452)	(25,432,036)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$230,377,379	$518,278,930	$719,017,878	$260,771,093

Net asset value per Common Share	$13.21	$11.66	$13.62	$12.36

(a) Investments, at cost — unaffiliated	$352,790,875	$779,263,639	$1,053,664,964	$392,359,270
(b) Investments, at cost — affiliated	$755,421	$24,056,445	$38,860,798	$17,478,044
(c) Preferred Shares outstanding	1,259	2,708	3,478	1,400
(d) Preferred Shares authorized	7,121	Unlimited	8,478	8,400
(e) Par value per Preferred Share	$0.10	$0.001	$0.10	$0.10
(f) Common Shares outstanding	17,439,148	44,447,632	52,779,127	21,105,956
(g) Common Shares authorized	199,992,879	Unlimited	199,991,522	199,991,600
(h) Par value per Common Share	$0.01	$0.001	$0.10	$0.10
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Assets and Liabilities (continued)
July 31, 2023

MQT

ASSETS
Investments, at value — unaffiliated(a)	$391,656,378
Investments, at value — affiliated(b)	7,783,129
Cash pledged for futures contracts	237,000
Receivables:
Investments sold	228,661
Dividends — affiliated	18,572
Interest — unaffiliated	3,777,736
Prepaid expenses	19,922

Total assets	403,721,398

ACCRUED LIABILITIES
Bank overdraft	42,289
Payables:
Investments purchased	3,384,247
Accounting services fees	28,969
Capital shares redeemed	80,492
Custodian fees	2,615
Income dividend distributions — Common Shares	50,269
Interest expense and fees	203,176
Investment advisory fees	169,211
Directors’ and Officer’s fees	1,541
Other accrued expenses	9,285
Professional fees	69,000
Transfer agent fees	17,737
Variation margin on futures contracts	20,252

Total accrued liabilities	4,079,083

OTHER LIABILITIES
TOB Trust Certificates	20,827,950
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	116,500,000

Total other liabilities	137,327,950

Total liabilities	141,407,033

Commitments and contingent liabilities NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$262,314,365

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$277,324,534
Accumulated loss	(15,010,169)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$262,314,365

Net asset value per Common Share	$11.71

(a) Investments, at cost — unaffiliated	$383,488,900
(b) Investments, at cost — affiliated	$7,783,129
(c) Preferred Shares outstanding	1,165
(d) Preferred Shares authorized	7,565
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	22,394,647
(g) Common Shares authorized	199,992,435
(h) Par value per Common Share	$0.10
See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
Year Ended July 31, 2023

	BKN	BFK	MHD	MVT

INVESTMENT INCOME
Dividends — affiliated	$70,449	$294,873	$432,806	$328,535
Interest — unaffiliated	16,778,524	35,210,565	48,031,815	17,322,178

Total investment income	16,848,973	35,505,438	48,464,621	17,650,713

EXPENSES
Investment advisory	1,311,576	4,948,837	6,277,837	2,109,267
Administration	562,104	—	—	—
Accounting services	55,242	83,992	139,688	67,171
Professional	43,012	60,843	106,144	68,684
Transfer agent	36,333	49,943	51,774	34,368
Printing and postage	16,321	11,428	12,392	13,525
Directors and Officer	15,170	37,294	40,899	13,946
Registration	8,407	16,074	28,096	8,350
Custodian	7,565	13,972	18,930	10,865
Miscellaneous	69,763	69,693	49,236	68,968

Total expenses excluding interest expense, fees and amortization of offering costs	2,125,493	5,292,076	6,724,996	2,395,144
Interest expense, fees and amortization of offering costs(a)	5,664,647	12,100,226	16,446,819	6,375,656

Total expenses	7,790,140	17,392,302	23,171,815	8,770,800
Less:
Fees waived and/or reimbursed by the Manager	(2,780)	(11,678)	(15,348)	(13,079)

Total expenses after fees waived and/or reimbursed	7,787,360	17,380,624	23,156,467	8,757,721

Net investment income	9,061,613	18,124,814	25,308,154	8,892,992

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(15,390,410)	(57,660,398)	(62,111,542)	(27,566,848)
Investments — affiliated	3,422	8,883	5,512	(706)
Futures contracts	1,683,613	6,524,607	7,357,461	2,919,225

	(13,703,375)	(51,126,908)	(54,748,569)	(24,648,329)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,496,755	25,453,836	14,528,182	11,390,541
Investments — affiliated	(167)	(626)	1,732	(2,485)
Futures contracts	1,498,603	2,291,218	2,566,837	1,561,390

	2,995,191	27,744,428	17,096,751	12,949,446

Net realized and unrealized loss	(10,708,184)	(23,382,480)	(37,651,818)	(11,698,883)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(1,646,571)	$(5,257,666)	$(12,343,664)	$(2,805,891)

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Operations (continued)
Year Ended July 31, 2023

MQT

INVESTMENT INCOME
Dividends — affiliated	$94,128
Interest — unaffiliated	18,300,323

Total investment income	18,394,451

EXPENSES
Investment advisory	2,074,733
Accounting services	66,380
Professional	57,720
Transfer agent	32,956
Printing and postage	14,327
Directors and Officer	14,239
Custodian	12,116
Registration	8,494
Miscellaneous	69,562

Total expenses excluding interest expense, fees and amortization of offering costs	2,350,527
Interest expense, fees and amortization of offering costs(a)	5,847,157

Total expenses	8,197,684
Less:
Fees waived and/or reimbursed by the Manager	(3,972)

Total expenses after fees waived and/or reimbursed	8,193,712

Net investment income	10,200,739

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,098,956)
Investments — affiliated	1,157
Futures contracts	1,792,797

(15,305,002)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	886,855
Futures contracts	1,630,767

2,517,622

Net realized and unrealized loss	(12,787,380)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(2,586,641)

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BKN			BFK

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,061,613	$2,833,769	$12,719,200	$18,124,814	$5,855,839	$27,533,703
Net realized gain (loss)	(13,703,375)	478,568	(980,201)	(51,126,908)	180,375	287,234
Net change in unrealized appreciation (depreciation)	2,995,191	1,520,140	(47,963,446)	27,744,428	2,083,168	(112,785,673)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,646,571)	4,832,477	(36,224,447)	(5,257,666)	8,119,382	(84,964,736)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(8,709,946)	(3,536,191)	(14,051,212)	(15,988,428)	(6,426,736)	(31,583,302)
Return of capital	(1,409,697)	—	—	(3,249,626)	(396,146)	—

Decrease in net assets resulting from distributions to Common Shareholders	(10,119,643)	(3,536,191)	(14,051,212)	(19,238,054)	(6,822,882)	(31,583,302)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	218,616	4,757,328	—	—	20,371	—
Reinvestment of common distributions	147,431	143,220	517,059	—	160,147	1,669,986
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,064,795)	—	—	(5,916,445)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(1,698,748)	4,900,548	517,059	(5,916,445)	180,518	1,669,986

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(13,464,962)	6,196,834	(49,758,600)	(30,412,165)	1,477,018	(114,878,052)
Beginning of period	243,842,341	237,645,507	287,404,107	548,691,095	547,214,077	662,092,129

End of period	$230,377,379	$243,842,341	$237,645,507	$518,278,930	$548,691,095	$547,214,077

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	MHD			MVT

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$25,308,154	$8,343,984	$38,669,583	$8,892,992	$2,872,669	$13,926,662
Net realized gain (loss)	(54,748,569)	(30,594)	546,160	(24,648,329)	368,389	650,689
Net change in unrealized appreciation (depreciation)	17,096,751	5,996,473	(162,340,124)	12,949,446	217,704	(57,128,480)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(12,343,664)	14,309,863	(123,124,381)	(2,805,891)	3,458,762	(42,551,129)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income and net realized gain	(26,398,031)	(9,684,257)	(38,806,925)	(8,093,467)	(3,387,114)	(14,996,026)
Return of capital	(1,263,297)	—	—	(1,423,236)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(27,661,328)	(9,684,257)	(38,806,925)	(9,516,703)	(3,387,114)	(14,996,026)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	—	—	471,214
Redemption of shares resulting from share repurchase program (including transaction costs)	(6,750,046)	—	—	(2,806,926)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(6,750,046)	—	—	(2,806,926)	—	471,214

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(46,755,038)	4,625,606	(161,931,306)	(15,129,520)	71,648	(57,075,941)
Beginning of period	765,772,916	761,147,310	923,078,616	275,900,613	275,828,965	332,904,906

End of period	$719,017,878	$765,772,916	$761,147,310	$260,771,093	$275,900,613	$275,828,965

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MQT

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,200,739	$3,175,620	$14,039,180
Net realized gain (loss)	(15,305,002)	804,876	(1,433,367)
Net change in unrealized appreciation (depreciation)	2,517,622	2,578,326	(52,483,717)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,586,641)	6,558,822	(39,877,904)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(10,203,174)	(3,661,877)	(14,635,450)
Return of capital	(708,109)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(10,911,283)	(3,661,877)	(14,635,450)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	166,343	—	670,434
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,280,782)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(2,114,439)	—	670,434

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(15,612,363)	2,896,945	(53,842,920)
Beginning of period	277,926,728	275,029,783	328,872,703

End of period	$262,314,365	$277,926,728	$275,029,783

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Cash Flows
Year Ended July 31, 2023

	BKN	BFK	MHD	MVT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,646,571)	$(5,257,666)	$(12,343,664)	$(2,805,891)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	152,379,712	588,191,745	583,303,170	251,124,839
Purchases of long-term investments	(112,785,218)	(482,198,705)	(429,705,399)	(201,747,827)
Net proceeds from sales (purchases) of short-term securities	173,716	(17,675,007)	(35,927,978)	(7,341,833)
Amortization of premium and accretion of discount on investments and other fees	(2,440,317)	1,418,225	3,010,112	1,034,599
Net realized loss on investments	15,386,988	57,651,515	62,106,030	27,567,554
Net unrealized appreciation on investments	(1,496,588)	(25,453,210)	(14,529,914)	(11,388,056)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(3,033)	(71,353)	(67,143)	(36,809)
Interest — unaffiliated	382,541	1,174,207	1,575,940	647,194
Prepaid expenses	8,480	8,795	(76,362)	8,464
Deferred offering costs	(7,990)	(41,482)	—	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(18,918)	(20,382)	(52,483)	(28,773)
Administration fees	(55,483)	—	—	—
Custodian fees	(2,071)	(1,820)	(3,608)	(592)
Interest expense and fees	(2,263)	(161,806)	(15,587)	(53,090)
Investment advisory fees	(123,899)	(435,890)	(551,806)	(198,164)
Directors’ and Officer’s fees	1,517	(4,025)	1,486	(1,235)
Other accrued expenses	1,250	(10,303)	(7,328)	(3,214)
Professional fees	(29,109)	(41,039)	6,715	(6,952)
Reorganization costs	—	—	(51,472)	—
Transfer agent fees	(4,375)	(8,250)	(16,047)	(3,904)
Variation margin on futures contracts	(15,570)	(44,017)	(54,220)	(1,344)

Net cash provided by operating activities	49,702,799	117,019,532	156,600,442	56,764,966

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(11,135,297)	(21,285,600)	(30,805,105)	(10,540,341)
Payments for offering costs	(26,512)	—	—	—
Repayments of TOB Trust Certificates	(41,447,815)	(100,175,045)	(138,371,404)	(48,431,982)
Repayments of Loan for TOB Trust Certificates	(1,440,000)	—	(930,000)	—
Net payments on Common Shares redeemed including change in redemptions payable	(2,006,515)	(5,729,409)	(6,498,882)	(2,734,465)
Proceeds from TOB Trust Certificates	3,960,792	8,459,491	12,691,770	4,309,712
Proceeds from Loan for TOB Trust Certificates	1,440,000	—	930,000	—
Increase in bank overdraft	46,932	87,406	121,556	34,799
Proceeds from issuance of Common Shares	218,616	—	—	—

Net cash used for financing activities	(50,389,799)	(118,643,157)	(162,862,065)	(57,362,277)

CASH
Net decrease in restricted and unrestricted cash	(687,000)	(1,623,625)	(6,261,623)	(597,311)
Restricted and unrestricted cash at beginning of year	896,000	2,061,625	6,914,623	1,081,311

Restricted and unrestricted cash at end of year	$209,000	$438,000	$653,000	$484,000

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$5,666,910	$12,262,032	$16,462,406	$6,428,746

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$147,431	$—	$—	$—

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (continued)
Year Ended July 31, 2023

	BKN	BFK	MHD	MVT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	209,000	438,000	653,000	484,000

	$209,000	$438,000	$653,000	$484,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Cash Flows (continued)
Year Ended July 31, 2023

MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(2,586,641)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	226,300,174
Purchases of long-term investments	(168,097,279)
Net purchases of short-term securities	(7,120,736)
Amortization of premium and accretion of discount on investments and other fees	(150,489)
Net realized loss on investments	17,097,799
Net unrealized appreciation on investments	(886,855)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(18,130)
Interest — unaffiliated	283,308
Prepaid expenses	8,526
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(28,576)
Custodian fees	(1,629)
Interest expense and fees	83,399
Investment advisory fees	(208,303)
Directors’ and Officer’s fees	(1,114)
Other accrued expenses	(2,122)
Professional fees	(16,161)
Transfer agent fees	(3,130)
Variation margin on futures contracts	(15,888)

Net cash provided by operating activities	64,636,153

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(11,915,297)
Repayments of TOB Trust Certificates	(58,344,619)
Repayments of Loan for TOB Trust Certificates	(1,387,440)
Net payments on Common Shares redeemed including change in redemptions payable	(2,200,290)
Proceeds from TOB Trust Certificates	7,043,764
Proceeds from Loan for TOB Trust Certificates	1,387,440
Increase in bank overdraft	42,289

Net cash used for financing activities	(65,374,153)

CASH
Net decrease in restricted and unrestricted cash	(738,000)
Restricted and unrestricted cash at beginning of year	975,000

Restricted and unrestricted cash at end of year	$237,000

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$5,763,758

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$166,343

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	237,000

$237,000

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BKN

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$13.86	$13.79		$16.71	$14.89	$15.75	$15.26

Net investment income(a)	0.52	0.16		0.74	0.81	0.71	0.71
Net realized and unrealized gain (loss)	(0.59)	0.11		(2.84)	1.80	(0.88)	0.46

Net increase (decrease) from investment operations	(0.07)	0.27		(2.10)	2.61	(0.17)	1.17

Distributions to Common Shareholders(b)
From net investment income	(0.50)	(0.20)		(0.82)	(0.79)	(0.69)	(0.68)
From net realized gain	—	—		—	—	—	(0.00	)(c)
Return of capital	(0.08)	—		—	—	—	—

Total distributions to Common Shareholders	(0.58)	(0.20)		(0.82)	(0.79)	(0.69)	(0.68)

Net asset value, end of period	$13.21	$13.86		$13.79	$16.71	$14.89	$15.75

Market price, end of period	$11.75	$14.61		$15.14	$19.20	$14.75	$14.31

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.06)%	1.98	%(e)	(13.23)%	17.68%	(1.16)%	8.45%

Based on market price	(15.67)%	(2.09	)%(e)	(17.09)%	36.51%	7.77%	10.81%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.40%	2.33	%(g)(h)	1.52%	1.53%	2.31%	2.53%

Total expenses after fees waived and/or reimbursed	3.40%	2.32	%(g)(h)	1.52%	1.53%	2.31%	2.53%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.93%	0.99	%(g)(h)	0.92%	0.93%	0.93%	0.94%

Net investment income to Common Shareholders	3.96%	4.80	%(h)	4.56%	4.93%	4.39%	4.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$230,377	$243,842		$237,646	$287,404	$255,884	$270,707

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900	$125,900		$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$273,583 (j)	$243,263	(j)	$288,757 (k)	$328,280 (k)	$303,244 (k)	$315,017	(k)

TOB Trust Certificates, end of period (000)	$6,819	$44,306		$47,151	$54,214	$56,112	$51,999

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$53,248	$9,345		N/A	N/A	N/A	N/A

Portfolio turnover rate	31%	9%		17%	10%	16%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.38%, 2.37% and 1.04%, respectively.

(h)	Annualized.
(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BFK

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$12.18	$12.15		$14.74	$12.91	$14.17	$13.98

Net investment income(a)	0.40	0.13		0.61	0.69	0.67	0.68
Net realized and unrealized gain (loss)	(0.49)	0.05		(2.50)	1.83	(1.28)	0.21

Net increase (decrease) from investment operations	(0.09)	0.18		(1.89)	2.52	(0.61)	0.89

Distributions to Common Shareholders(b)
From net investment income	(0.36)	(0.14)		(0.70)	(0.69)	(0.65)	(0.70)
Return of capital	(0.07)	(0.01)		—	—	—	—

Total distributions to Common Shareholders	(0.43)	(0.15)		(0.70)	(0.69)	(0.65)	(0.70)

Net asset value, end of period	$11.66	$12.18		$12.15	$14.74	$12.91	$14.17

Market price, end of period	$10.11	$11.25		$11.69	$15.05	$12.14	$13.79

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.10)%	1.56	%(d)	(13.35)%	19.81%	(4.51)%	6.98%

Based on market price	(6.22)%	(2.51	)%(d)	(18.35)%	30.10%	(7.74)%	13.89%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.39%	2.32	%(f)(g)	1.61%	1.63%	2.30%	2.55%

Total expenses after fees waived and/or reimbursed	3.39%	2.32	%(f)(g)	1.61%	1.63%	2.30%	2.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	1.03%	1.06	%(f)(g)	1.03%	1.05%	1.02%	1.04%

Net investment income to Common Shareholders	3.53%	4.35	%(g)	4.26%	4.84%	4.68%	4.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$518,279	$548,691		$547,214	$662,092	$578,807	$635,076

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800	$270,800		$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$291,388 (i)	$247,905	(i)	$302,073 (j)	$344,495 (j)	$313,740 (j)	$334,518 (j)

TOB Trust Certificates, end of period (000)	$—	$100,175		$120,204	$139,150	$135,464	$119,624

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	N/A	$9,181		N/A	N/A	N/A	N/A

Portfolio turnover rate	62%	4%		15%	13%	17%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.35%, 2.35% and 1.08%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MHD

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$14.35	$14.27		$17.30		$15.18		$16.56	$16.41

Net investment income(a)	0.48	0.16		0.72		0.78		0.74	0.81
Net realized and unrealized gain (loss)	(0.69)	0.10		(3.02)		2.07		(1.36)	0.22

Net increase (decrease) from investment operations	(0.21)	0.26		(2.30)		2.85		(0.62)	1.03

Distributions to Common Shareholders(b)
From net investment income	(0.50)	(0.18)		(0.73)		(0.73)		(0.76)	(0.83)
From net realized gain	—	—		(0.00	)(c)	—		—	(0.05)
Return of capital	(0.02)	—		—		—		—	—

Total distributions to Common Shareholders	(0.52)	(0.18)		(0.73)		(0.73)		(0.76)	(0.88)

Net asset value, end of period	$13.62	$14.35		$14.27		$17.30		$15.18	$16.56

Market price, end of period	$11.84	$13.32		$12.87		$16.33		$13.91	$15.92

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.82)%	1.93	%(e)	(13.64)%		19.31%		(4.02)%	6.84%

Based on market price	(7.12)%	4.91	%(e)	(17.48)%		22.90%		(8.52)%	12.51%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.25%	2.19	%(g)	1.52%		1.56	%(h)	2.16%	2.47%

Total expenses after fees waived and/or reimbursed	3.24%	2.18	%(g)	1.50%		1.51	%(h)	2.15%	2.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.94%	0.96	%(g)	0.93%		0.98	%(h)	0.97%	1.00%

Net investment income to Common Shareholders	3.55%	4.44	%(g)	4.30%		4.59%		4.40%	4.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$719,018	$765,773		$761,147		$923,079		$215,764	$235,029

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$347,800	$347,800		$347,800		$347,800		$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$291,952 (j)	$249,559	(j)	$318,846	(k)	$365,405	(k)	$357,782 (k)	$380,799 (k)

TOB Trust Certificates, end of period (000)	$26,783	$164,222		$176,042		$213,104		$53,130	$52,674

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$40,832	$7,781		N/A		N/A		N/A	N/A

Portfolio turnover rate	38%	4%		15%		13%		21%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.49%, 1.47% and 0.95%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MVT

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$12.91	$12.91		$15.60	$13.60	$14.87	$14.75

Net investment income(a)	0.42	0.13		0.65	0.72	0.68	0.74
Net realized and unrealized gain (loss)	(0.52)	0.03		(2.64)	1.97	(1.27)	0.20

Net increase (decrease) from investment operations	(0.10)	0.16		(1.99)	2.69	(0.59)	0.94

Distributions to Common Shareholders(b)
From net investment income	(0.38)	(0.16)		(0.70)	(0.69)	(0.68)	(0.76)
From net realized gain	—	—		—	—	—	(0.06)
Return of capital	(0.07)	—		—	—	—	—

Total distributions to Common Shareholders	(0.45)	(0.16)		(0.70)	(0.69)	(0.68)	(0.82)

Net asset value, end of period	$12.36	$12.91		$12.91	$15.60	$13.60	$14.87

Market price, end of period	$10.66	$12.04		$11.89	$15.15	$12.55	$14.29

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.14)%	1.31	%(d)	(13.19)%	20.22%	(4.21)%	6.83%

Based on market price	(7.65)%	2.58	%(d)	(17.67)%	26.52%	(8.02)%	7.78%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.41%	2.26	%(f)(g)	1.49%	1.47%	2.14%	2.45%

Total expenses after fees waived and/or reimbursed	3.40%	2.26	%(f)(g)	1.49%	1.47%	2.13%	2.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.92%	0.96	%(f)(g)	0.90%	0.90%	0.89%	0.91%

Net investment income to Common Shareholders	3.45%	4.24	%(g)	4.28%	4.75%	4.51%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$260,771	$275,901		$275,829	$332,905	$290,223	$317,175

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000	$140,000		$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$280,704 (i)	$243,146	(i)	$297,021 (j)	$337,789 (j)	$307,302 (j)	$326,553 (j)

TOB Trust Certificates, end of period (000)	$4,308	$52,740		$60,726	$57,997	$56,198	$47,982

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$94,029	$8,886		N/A	N/A	N/A	N/A

Portfolio turnover rate	51%	4%		14%	13%	18%	25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.31%, 2.31% and 1.01%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MQT

	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of period	$12.30	$12.17		$14.58	$13.02	$13.77	$13.37

Net investment income(a)	0.45	0.14		0.62	0.65	0.57	0.60
Net realized and unrealized gain (loss)	(0.56)	0.15		(2.38)	1.53	(0.78)	0.39

Net increase (decrease) from investment operations	(0.11)	0.29		(1.76)	2.18	(0.21)	0.99

Distributions to Common Shareholders(b)
From net investment income	(0.45)	(0.16)		(0.65)	(0.62)	(0.54)	(0.59)
Return of capital	(0.03)	—		—	—	—	—

Total distributions to Common Shareholders	(0.48)	(0.16)		(0.65)	(0.62)	(0.54)	(0.59)

Net asset value, end of period	$11.71	$12.30		$12.17	$14.58	$13.02	$13.77

Market price, end of period	$10.17	$11.94		$11.08	$13.92	$11.99	$12.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.25)%	2.45	%(d)	(12.49)%	17.24%	(1.41)%	8.21%

Based on market price	(10.76)%	9.24	%(d)	(16.55)%	21.55%	1.97%	7.52%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.14%	2.21	%(f)(g)	1.46%	1.47%	2.29%	2.59%

Total expenses after fees waived and/or reimbursed	3.14%	2.20	%(f)(g)	1.46%	1.47%	2.29%	2.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.90%	0.97	%(f)(g)	0.90%	0.91%	0.92%	0.95%

Net investment income to Common Shareholders	3.91%	4.66	%(g)	4.38%	4.57%	4.04%	4.47%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$262,314	$277,927		$275,030	$328,873	$293,673	$310,611

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500	$116,500		$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$291,013 (i)	$247,340	(i)	$336,077 (j)	$382,294 (j)	$352,080 (j)	$366,619 (j)

TOB Trust Certificates, end of period (000)	$20,828	$72,129		$76,171	$80,614	$82,178	$90,517

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$19,188	$6,468		N/A	N/A	N/A	N/A

Portfolio turnover rate	41%	8%		16%	8%	19%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.25%, 2.25% and 1.01%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Notes to Financial Statements

1. ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4. SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (continued)

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVT’s and MQT’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$462,252	$79,145	$24,121	$565,518
BFK	912,930	163,899	55,612	1,132,441
MHD	1,910,361	326,481	113,898	2,350,740
MVT	571,718	99,871	30,046	701,635
MQT	919,719	157,086	49,537	1,126,342
For the year ended July 31, 2023, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$13,456,966	$6,818,841	4.01% — 4.01%	$19,505,326	2.88%
BFK	—	—	—	39,558,052	2.86
MHD	45,029,707	26,782,847	4.01 — 4.08	78,507,854	2.99
MVT	6,688,792	4,307,798	4.03 — 4.03	23,878,302	2.94
MQT	38,501,529	20,827,950	4.01 — 4.08	36,940,033	3.04

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements (continued)

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2023, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2023.

For the year ended July 31, 2023, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BKN	$—	—%	$86,795	0.68%
MHD	—	—	56,055	0.68
MQT	—	—	116,232	0.70
5. DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, BKN and BFK pay the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Fund’s managed assets:

	BKN	BFK
Investment advisory fees	0.35%	0.60%
For such services, MHD, MVT and MQT pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MHD	MVT	MQT
Investment advisory fees	0.55%	0.50%	0.50%
For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (continued)

Distribution Fees: BKN and BFK have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BKN and BFK common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BKN’s and BFK’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended July 31, 2023 amounted to $443 and $0, respectively.
Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly managed assets. For BKN, the Manager may reduce or discontinue this arrangement at any time without notice.
Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
BKN	$2,780
BFK	11,678
MHD	15,348
MVT	13,079
MQT	3,972
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.
Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
7. PURCHASES AND SALES
For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
BKN	$112,985,257	$152,875,449
BFK	501,783,887	589,944,308
MHD	422,263,616	583,760,310
MVT	208,455,107	251,124,839
MQT	169,140,893	224,402,747
8. INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
The tax character of distributions paid was as follows:

Fund Name	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
BKN
Tax-exempt income	$13,783,182	$4,171,579	$15,393,628
Ordinary income	25,893	—	—
Return of capital	1,409,697	—	—

	$15,218,772	$4,171,579	$15,393,628

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Notes to Financial Statements (continued)

Fund Name	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
BFK
Tax-exempt income	$26,882,699	$7,600,395	$34,470,723
Ordinary income	73,514	193,005	—
Return of capital	3,249,626	396,146	—

	$30,205,839	$8,189,546	$34,470,723

MHD
Tax-exempt income	$40,242,644	$11,439,522	$42,440,742
Ordinary income	251,466	—	29,438
Long-term capital gains	—	—	47,830
Return of capital	1,263,297	—	—

	$41,757,407	$11,439,522	$42,518,010

MVT
Tax-exempt income	$13,669,851	$4,093,661	$16,482,423
Ordinary income	97,637	—	6,361
Return of capital	1,423,236	—	—

	$15,190,724	$4,093,661	$16,488,784

MQT
Tax-exempt income	$14,859,158	$4,249,825	$15,877,520
Ordinary income	64,831	—	118
Return of capital	708,109	—	—

	$15,632,098	$4,249,825	$15,877,638

As of July 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BKN	$(19,151,936)	$8,220,119	$(10,931,817)
BFK	(72,136,539)	6,039,551	(66,096,988)
MHD	(80,338,658)	(637,794)	(80,976,452)
MVT	(28,282,519)	2,850,483	(25,432,036)
MQT	(22,803,903)	7,793,734	(15,010,169)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BKN	$346,646,110	$14,457,226	$(6,194,592)	$8,262,634
BFK	802,957,440	17,694,877	(11,471,068)	6,223,809
MHD	1,066,980,334	24,030,602	(24,619,504)	(588,902)
MVT	405,654,851	9,113,000	(6,262,517)	2,850,483
MQT	370,817,823	13,597,781	(5,804,047)	7,793,734

9.	PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements (continued)

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

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Notes to Financial Statements (continued)

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

10.	CAPITAL SHARE TRANSACTIONS
BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BFK is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for BFK Common Shares is $0.001. The par value for BKN’s Common Shares is $0.01. The par value for BFK Preferred Shares outstanding is $0.001. The par value for BKN Preferred Shares outstanding is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
MHD, MVT and MQT are each authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for MHD, MVT and MQT Common Shares is $0.10. The par value for MHD, MVT and MQT Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
BKN	10,958	10,125	30,858
BFK	—	12,935	113,057
MVT	—	—	29,928
MQT	13,932	—	46,172
For the period ended July 31, 2022 and year ended April 30, 2022, shares issued and outstanding remained constant for MHD.
The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts.
The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BKN

	Shares	Amounts
Year Ended July 31, 2023	180,126	$2,064,795

	BFK

	Shares	Amounts
Year Ended July 31, 2023	593,445	$5,916,445

	MHD

	Shares	Amounts
Year Ended July 31, 2023	577,661	$6,750,046

	MVT

	Shares	Amounts
Year Ended July 31, 2023	263,847	$2,806,926

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (continued)

	MQT

	Shares	Amounts
Year Ended July 31, 2023	223,466	$2,280,782
BKN and BFK have filed a prospectus with the SEC allowing it to issue an additional 5,000,000 and 10,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offering, BKN and BFK, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,634,875 and 9,998,351 Common Shares, respectively, remain available for issuance under the Shelf Offering. For the period ended July 31, 2023, Common Shares issued and outstanding under the Shelf Offering remained constant for BFK. During the period ended July 31, 2023, BKN issued 17,535 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by each of BKN and BFK in connection with its respective Shelf Offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VMTP Shares
Each Fund (for purposes of this section, each a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	$125,900,000	07/02/24	Aa1	AA
BFK	12/16/11	2,708	270,800,000	07/02/24	Aa1	AA
MHD	12/16/11	837	83,700,000	07/02/24	Aa1	AA
	03/08/21	2,641	264,100,000	07/02/24	Aa1	AA
MVT	12/16/11	1,400	140,000,000	07/02/24	Aa1	AA
MQT	12/16/11	1,165	116,500,000	07/02/24	Aa1	AA
Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to each Fund, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

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Notes to Financial Statements (continued)

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.
For the year ended July 31, 2023, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	MHD	MVT	MQT
Dividend rates	4.05%	4.05%	4.05%	4.05%	4.05%
For the year ended July 31, 2023, VMTP Shares issued and outstanding of each VMTP Fund remained constant.
Offering Costs: The Funds incurred costs in connection with the issuance of VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$5,099,129	$—
BFK	10,967,785	—
MHD	14,096,079	—
MVT	5,674,021	—
MQT	4,720,815	—

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BKN	08/01/23	08/15/23	09/01/23	$0.039500
	09/01/23	09/15/23	10/02/23	0.039500
BFK	08/01/23	08/15/23	09/01/23	0.030500
	09/01/23	09/15/23	10/02/23	0.030500
MHD	08/01/23	08/15/23	09/01/23	0.035500
	09/01/23	09/15/23	10/02/23	0.035500
MVT	08/01/23	08/15/23	09/01/23	0.031500
	09/01/23	09/15/23	10/02/23	0.031500
MQT	08/01/23	08/15/23	09/01/23	0.035000
	09/01/23	09/15/23	10/02/23	0.035000
The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
BKN	VMTP	W-7	$525,382
BFK	VMTP	W-7	1,130,052
MHD	VMTP	W-7	1,451,374
MVT	VMTP	W-7	584,222
MQT	VMTP	W-7	486,156

(a)	Dividends declared for period August 1, 2023 to August 31, 2023.
On September 8, 2023, the Board of Directors/Trustees of each of BKN, BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund and BlackRock Virginia Municipal Bond Trust (collectively, the “Target Funds”) and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (“MYI”) approved the merger of the respective Target Fund into MYI. Subject to the approvals by each fund’s shareholders, the potential refinancing of preferred shares and the satisfaction of customary closing conditions, the mergers are expected to be completed in the first half of 2024.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Municipal Income Trust, BlackRock MuniHoldings Fund, Inc., BlackRock MuniVest Fund II, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights
BlackRock Investment Quality Municipal Trust, Inc.,	For the year ended July 31, 2023, for the period from May 1, 2022 through July 31, 2022, and for the year ended April 30, 2022	For the year ended July 31, 2023, for the period from May 1, 2022 through July 31, 2022, and for each of the four years in the period ended April 30, 2022
BlackRock Municipal Income Trust,
BlackRock MuniHoldings Fund, Inc.,
BlackRock MuniVest Fund II, Inc., and
BlackRock MuniYield Quality Fund II, Inc.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
September 22, 2023
We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2023:

Fund Name	Exempt‑Interest Dividends
BKN	$14,108,209
BFK	28,977,109
MHD	39,227,178
MVT	14,496,898
MQT	14,826,201
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2023:

Fund Name	Interest Dividends
BKN	$21,235
BFK	73,514
MHD	120,723
MVT	41,674
MQT	24,472
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2023:

Fund Name	Interest Related Dividends
BKN	$21,235
BFK	73,514
MHD	120,723
MVT	41,674
MQT	24,472

I M P O R T A N T T A X I N F O R M A T I O N	91

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniYield Quality Fund II, Inc. (“MQT”), BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock Municipal Income Trust (“BFK”), BlackRock MuniHoldings Fund, Inc. (“MHD”) and BlackRock MuniVest Fund II, Inc. (“MVT”) (collectively, the “Funds” and each, a “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment adviser.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with BKN’s and BFK’s equity shelf programs, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
B. The Investment Performance of each Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered MQT’s performance relative to MQT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQT, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BKN’s performance relative to BKN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BKN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BKN, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BFK’s performance relative to BFK’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BFK generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BFK, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BFK’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MHD’s performance relative to MHD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MHD generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MHD, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MHD’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MVT’s performance relative to MVT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MVT generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MVT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MVT’s underperformance relative to the Performance Metrics.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	93

Disclosure of Investment Advisory Agreements (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BFK’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.
The Board noted that MHD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that MVT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although each of BKN and BFK may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of each Fund’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered

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information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	95

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
The Fund’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that the Fund will achieve its investment objective. As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing policy, an investment quality security is a security that is rated BBB or Baa or higher by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. “Municipal Bonds” means municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund does not ordinarily invest more than 25% of its managed assets (taken at market value) in municipal obligations whose issuers are located in the same state.
In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

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The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long- term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock Municipal Income Trust (BFK)
The Fund’s investment objective is to provide current income exempt from federal income taxes. As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the alternative minimum tax). “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance

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Investment Objectives, Policies and Risks (continued)

with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix F contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
BlackRock MuniHoldings Fund, Inc. (MHD)
The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). The Fund may invest directly in such securities or synthetically through the use of derivatives.

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The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in municipal bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that it will invest at least 75% of its total assets in a portfolio of municipal bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in municipal bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term municipal bonds.
The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.

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Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred stock.
The Fund may enter into derivative transactions that have economic leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock MuniVest Fund II, Inc. (MVT)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Fund’s outstanding variable rate muni term preferred shares (the “VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.
Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

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The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Managers’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
BlackRock MuniYield Quality Fund II, Inc. (MQT)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.
The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

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Investment Objectives, Policies and Risks (continued)

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.
The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.
As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
The Fund is permitted to authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

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Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax

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Investment Objectives, Policies and Risks (continued)

liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BKN and MQT): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Defensive Investing Risk (BKN, BFK and MQT): For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.
Repurchase Agreements and Purchase and Sale Contracts Risk (BKN, BFK and MQT): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk (BKN, BFK and MQT): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

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Investment Objectives, Policies and Risks (continued)

•
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BFK): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Preferred Securities Risk (BFK): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry,

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	105

Investment Objectives, Policies and Risks (continued)

group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Shareholder Update

The following includes additional required disclosures for certain Funds, each of which has filed a shelf offering registration statement.
Summary of Expenses
BlackRock Investment Quality Municipal Trust, Inc. (BKN)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BKN’s common shares.

BKN
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.04%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.57%
Other expenses	2.83
Miscellaneous	0.36
Interest expense(e)	2.47
Total annual expenses	3.40
Fee waivers(d)	—
Total annual Fund operating expenses after fee waivers(d)	3.40

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BKN. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BKN currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BKN (including any assets attributable to money borrowed for investment purposes) minus the sum of BKN’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BKN and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BKN’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BKN pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BKN (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BKN (the “Independent Trustees”)) or a majority of the outstanding voting securities of BKN), upon 90 days’ written notice by BKN to the Manager.

(e)
Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 37% of managed assets, which is the total assets of BKN, including any assets attributable to VMTP Shares and TOB Trusts, if any, minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares), at an annual cost of leverage to BKN of 3.89%, which is based on current market conditions. The actual amount of interest expense borne by BKN will vary over time in accordance with the level of BKN’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of BKN for accounting purposes.

BKN uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BKN when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BKN’s leverage strategy, the total annual fund operating expenses after fee waivers (excluding interest expense) are 0.93%, which is based on current market conditions. The actual amount of interest expense borne by BKN will vary over time in accordance with the level of BKN’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BKN for accounting purposes.

The following example illustrates BKN’s expenses (including the sales load of $10.00 and offering costs of $0.42) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.40% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$44	$114	$186	$375
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BKN’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	107

Shareholder Update (continued)

BlackRock Municipal Income Trust (BFK)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BFK’s common shares.

BFK
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.04%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.96%
Other expenses	2.43
Miscellaneous	0.07
Interest expense(e)	2.36
Acquired fund fees and expenses(f)	0.01
Total annual expenses(f)	3.40
Fee waivers(d)	—
Total annual Fund operating expenses after fee waivers(d)	3.40

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BFK. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BFK currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BFK (including any assets attributable to money borrowed for investment purposes) minus the sum of BFK’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BFK and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BFK’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BFK pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BFK (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BFK (the “Independent Trustees”)) or a majority of the outstanding voting securities of BFK), upon 90 days’ written notice by BFK to the Manager.

(e)
Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 34% of managed assets, which is the total assets of BFK, including any assets attributable to VMTP Shares and TOB Trusts, if any, minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares), at an annual cost of leverage to BFK of 3.89%, which is based on current market conditions. The actual amount of interest expense borne by BFK will vary over time in accordance with the level of BFK’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of BFK for accounting purposes.

BFK uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BFK when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BFK’s leverage strategy, the total annual fund operating expenses after fee waivers (excluding interest expense) are 1.04%, which is based on current market conditions. The actual amount of interest expense borne by BFK will vary over time in accordance with the level of BFK’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BFK for accounting purposes.

(f)
The total annual expenses do not correlate to the ratios to average net assets shown in BFK’s Financial Highlights for the year ended July 31, 2023, which do not include acquired fund fees and expenses.

The following example illustrates BFK’s expenses (including the sales load of $10.00 and offering costs of $0.45) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.40% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$44	$114	$186	$375
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BFK’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update (continued)

Share Price Data
The following tables summarize each Fund’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters. Effective July 31, 2022, BFK changed its fiscal year end from April 30 to July 31.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BKN — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2023	$11.77	$11.11	$13.18	$12.81	(10.70)%	(13.27)%	3,696,241
April 30, 2023	13.05	11.54	13.43	13.12	(2.83)	(12.04)	4,141,395
January 31, 2023	12.81	10.88	12.99	11.90	(1.39)	(8.57)	5,387,216
October 31, 2022	16.19	10.86	13.76	11.79	17.66	(7.89)	2,997,779
July 31, 2022	16.53	13.05	13.44	13.08	22.99	(0.23)	2,939,262
April 30, 2022	16.76	13.64	15.46	14.20	8.41	(3.94)	4,299,926
January 31, 2022	18.20	15.86	16.25	16.05	12.00	(1.18)	3,241,020
October 31, 2021	18.78	17.13	16.82	16.26	11.65	5.35	1,670,594
July 31, 2021	19.90	17.81	16.68	16.87	19.30	5.57	2,491,549
As of July 31, 2023, BKN’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $11.75, $13.21, and (11.05)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BFK — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2023	$10.12	$9.60	$11.73	$11.29	(13.73)%	(14.97)%	6,949,430
April 30, 2023	10.73	9.86	11.91	11.47	(9.91)	(14.04)	6,869,150
January 31, 2023	10.61	9.08	11.81	10.41	(10.16)	(12.78)	11,040,438
October 31, 2022	11.50	9.06	12.21	10.30	(5.81)	(12.04)	10,312,329
July 31, 2022	12.91	10.37	12.33	11.45	4.70	(9.43)	11,716,243
April 30, 2022	13.97	11.50	14.07	12.34	(0.71)	(6.81)	8,454,787
January 31, 2022	15.54	13.82	14.67	13.94	5.93	(0.86)	4,396,715
October 31, 2021	15.82	14.49	14.94	14.42	5.89	0.49	3,844,602
July 31, 2021	15.71	14.86	15.12	14.72	3.90	0.95	4,000,173
As of July 31, 2023, BFK’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $10.11, $11.66, and (13.29)%, respectively.
Common shares of BKN and BFK have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

S H A R E H O L D E R U P D A T E	109

Shareholder Update (continued)

Senior Securities
The following tables set forth information regarding BKN’s and BFK’s outstanding senior securities as of the end of each Fund’s last ten fiscal years, as applicable. Each of BKN’s and BFK’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

BKN — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage			Liquidation Preference	(a)	Average Market Value (000)		Type of Senior Security
July 31, 2023	$6,819	$53,248	(b)	$	N/A		$19,505	(c)	TOBs
July 31, 2023	125,900	273,583	(d)		100,000		N/A		VMTP Shares
July 31, 2022	44,306	9,345	(b)		N/A		44,959	(c)	TOBs
July 31, 2022	125,900	243,263	(d)		100,000		N/A		VMTP Shares
April 30, 2022	125,900	288,757	(e)		100,000		N/A		VMTP Shares
April 30, 2021	125,900	328,280	(e)		100,000		N/A		VMTP Shares
April 30, 2020	125,900	303,244	(e)		100,000		N/A		VMTP Shares
April 30, 2019	125,900	315,017	(e)		100,000		N/A		VMTP Shares
April 30, 2018	125,900	308,259	(e)		100,000		N/A		VMTP Shares
April 30, 2017	125,900	310,128	(e)		100,000		N/A		VMTP Shares
April 30, 2016	125,900	329,549	(e)		100,000		N/A		VMTP Shares
April 30, 2015	125,900	319,467	(e)		100,000		N/A		VMTP Shares
April 30, 2014	125,900	309,133	(e)		100,000		N/A		VMTP Shares

BFK — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage			Liquidation Preference	(a)	Average Market Value (000)		Type of Senior Security
July 31, 2023	$0	$0	(b)	$	N/A		$39,558	(c)	TOBs
July 31, 2023	270,800	291,388	(d)		100,000		N/A		VMTP Shares
July 31, 2022	100,175	9,181	(b)		N/A		99,657	(c)	TOBs
July 31, 2022	270,800	247,905	(d)		100,000		N/A		VMTP Shares
April 30, 2022	270,800	302,073	(e)		100,000		N/A		VMTP Shares
April 30, 2021	270,800	344,495	(e)		100,000		N/A		VMTP Shares
April 30, 2020	270,800	313,740	(e)		100,000		N/A		VMTP Shares
April 30, 2019	270,800	334,518	(e)		100,000		N/A		VMTP Shares
April 30, 2018	270,800	331,390	(e)		100,000		N/A		VMTP Shares
April 30, 2017	270,800	335,616	(e)		100,000		N/A		VMTP Shares
April 30, 2016	270,800	351,293	(e)		100,000		N/A		VMTP Shares
April 30, 2015	270,800	346,330	(e)		100,000		N/A		VMTP Shares
April 30, 2014	270,800	335,811	(e)		100,000		N/A		VMTP Shares

(a)
Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of VMTP Shares in preference to common shareholders, expressed as a dollar amount per preferred share. VMTP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

(b)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

(c)	Represents weighted average daily market value of TOBs.

(d)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

(e)
Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

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Automatic Dividend Reinvestment Plan

Pursuant to BKN, BFK, MHD, MVT and MQT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BKN, BFK, MHD, MVT and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BKN, BFK that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHD, MVT and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	111

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

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Director and Officer Information (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc.from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2014) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	113

Director and Officer Information (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.
Further information about BKN’s and BFK’s Directors and Officers is available in BKN’s and BFK’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Funds.
Effective September 9, 2023, Arthur P. Steinmetz was appointed as a Director of the Funds.
Effective March 1, 2023, Phillip Soccio, Kevin Maloney and Kristi Manidis became portfolio managers of BKN. Messrs. Soccio and Maloney and Ms. Manidis have been employed by BlackRock since 1998, 2011, and 2003 respectively.
Effective September 29, 2022, Christian Romaglino and Michael Perilli became portfolio managers of BFK. Mr. Romaglino has been employed by BlackRock since 2017. Mr. Perilli was employed by BlackRock from 2008 to 2023. Effective March 1, 2023, Phillip Soccio, Michael Kalinoski, Kevin Maloney and Kristi Manidis became portfolio managers of BFK. Messrs. Soccio, Kalinoski and Maloney and Ms. Manidis have been employed by BlackRock since 1998, 2006, 2011, and 2003 respectively. Effective March 1, 2023, Michael Perilli and Ted Jaeckel are no longer portfolio managers of BFK.
Effective September 29, 2022, Michael Kalinoski and Christian Romaglino became portfolio managers of MHD and MVT. Mr. Kalinoski has been employed by BlackRock since 2006. Mr. Romaglino has been employed by BlackRock since 2017. Effective March 1, 2023, Phillip Soccio, Kevin Maloney and Kristi Manidis became portfolio managers of MHD and MVT. Messrs. Soccio and Maloney and Ms. Manidis have been employed by BlackRock since 1998, 2011, and 2003 respectively. Effective March 1, 2023, Ted Jaeckel is no longer a portfolio manager of MHD and MVT.
Effective September 29, 2022, Phillip Soccio became a portfolio manager of MQT. Mr. Soccio has been employed by BlackRock since 1998. Effective March 1, 2023, Walter O’Connor, Kevin Maloney and Kristi Manidis became portfolio managers of MQT. Messrs. O’Connor and Maloney and Ms. Manidis have been employed by BlackRock since 2006, 2011, and 2003 respectively.

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Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 12, 2023, for shareholders of record on May 15, 2023, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.
Shareholders elected the Class I Directors as follows:

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MQT	18,200,004	981,002	12,196,655	6,984,351	18,188,656	992,350	1,165	0
BKN	12,553,723	1,013,143	12,539,101	1,027,765	12,564,358	1,002,508	1,259	0
BFK	30,983,048	6,395,572	31,485,411	5,893,209	31,534,740	5,843,880	2,708	0
MHD	38,188,850	7,598,433	25,470,135	20,317,148	38,939,585	6,847,698	3,478	0
MVT	15,470,537	2,289,683	12,384,334	5,375,886	15,789,810	1,970,410	1,400	0

(a)	Voted on by holders of Preferred Shares only.
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds, other than BKN and BFK, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
BKN’s and BFK’s Statement of Additional Information includes additional information about the Board and is available, without charge upon request by calling (800)‑882‑0052.
The following information is a summary of certain changes since July 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	115

Additional Information (continued)

Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BKN and BFK only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BKN and BFK only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, including for BKN and BFK only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BKN and BFK may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BKN and BFK may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BKN’s and BFK’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BKN and BFK to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BKN and BFK each filed a final prospectus with the SEC in connection with its Shelf Offering on June 6, 2022 and March 17, 2022, respectively. This report and the prospectuses of BKN and BFK are not offers to sell BKN and BFK Common Shares or solicitations of an offer to buy BKN and BFK Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BKN and BFK contain important information about BKN and BFK, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BKN and BFK carefully and in their entirety before investing. Copies of the final prospectuses for BKN and BFK can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information (continued)

BlackRock Privacy Principles (continued)
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Funds
Computershare Trust Company, N.A.	100 Bellevue Parkway
Canton, MA 02021	Wilmington, DE 19809

VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286

A D D I T I O N A L I N F O R M A T I O N	117

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

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Want to know more?
blackrock.com | 800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMUNI5-07/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Municipal Income Trust	$32,538	$32,405	$4,000	$4,000	$21,200	$9,200	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from April 30 to July 31 effective July 31, 2022 whereby this fiscal year consists of the three months ended July 31, 2022.

4 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Municipal Income Trust	$21,607	$13,631

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

1 The registrant changed its fiscal year end from April 30 to July 31 effective July 31, 2022 whereby this fiscal year consists of the three months ended July 31, 2022.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

  Frank J. Fabozzi

  Lorenzo A. Flores

  J. Phillip Holloman

  Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. O’Connor and Romaglino have been members of the registrant’s portfolio management team since 2006 and 2022, respectively. Messrs. Maloney, Soccio and Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.
Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.

(a)(2) As of July 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	33	0	0	0	0	0
	$32.62 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	34	0	0	0	0	0
	$17.09 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	36	0	0	0	0	0
	$38.68 Billion	$0	$0	$0	$0	$0
Philip Soccio, CFA	34	0	0	0	0	0
	$31.74 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	34	0	0	0	0	0
	$36.46 Billion	$0	$0	$0	$0	$0
Kristi Manidis	38	0	2	0	0	0

$23.87 Billion	$0	$1.03 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	$1 - $10,000
Christian Romaglino, CFA	$1 - $10,000
Kevin Maloney, CFA	None
Phillip Soccio, CFA	None
Michael Kalinoski, CFA	$ - $10,000

Kristi Manidis	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
February 1-28, 2023	0	$—	0	2,252,054
March 1-31, 2023	155,108	$10.0003	155,108	2,096,946
April 1-30, 2023	88,075	$10.0104	88,075	2,008,871
May 1-31, 2023	144,737	$9.8010	144,737	1,864,134
June 1-30, 2023	94,371	$9.9182	94,371	1,769,763
July 1-31, 2023	111,154	$10.0781	111,154	1,658,609
Total:	593,445	9.954709413	593,445	1,658,609

1 On September 8, 2022, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Consent of Independent Registered Public Accounting Firm

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: September 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: September 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Trust

Date: September 22, 2023